                                                                   EXHIBIT 10.11

                SOUTHERN LOUISIANA INDUSTRIAL PROPERTIES LEASE


     THIS LEASE AGREEMENT ("Lease") is made this 28th day of April, 1993, by
                                                 ----        -----  ----
SLIP Trust, a Louisiana trust (hereinafter referred to as "Lessor"), and Wire &
                                                                         ------
Cable Specialties Corp. of Georgia with its principal offices at 5855 Peachtree
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Corners East, Norcross, GA 30092 (hereinafter referred to as "Lessee").
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                                  WITNESSETH:

     THE PARTIES HEREBY COVENANT AND AGREE AS FOLLOWS:

     1. Leased Premises: Lessor hereby leases to the Lessee and the Lessee hereby leases from the Lessor the following described property (hereinafter referred to as the "leased premises"), to-wit:

          Space designated as Space # 130 , comprising approximately 11,100
                                     -----
     square feet as shown on Exhibit A attached hereto and made a part hereof, being located at 6565 Exchequer Drive, Baton Rouge, Louisiana (hereinafter
                     ----------------------------------------------
     referred to as the "Building").

     2. Term: Lessee to have and to hold the leased premises for a term of three (3) year(s) and one half (1/2) month(s) commencing on May 15, 1993, and
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terminating on May 31, 1996, pursuant to and in accordance with the terms and
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conditions as set forth herein.

     3. (a) Rent: Lessee hereby covenants and agrees to pay without demand, together with any and all sales and use taxes levied upon the use and occupancy of the leased premises as set forth in Paragraph 6, during the term hereof, to the Lessor, in advance beginning on the commencement date of this Lease and on the first day of each and every month thereafter, a monthly Base Rent of $3,237.50. Notwithstanding the foregoing, no monthly base rent or rent
 --------
adjustments and prorata expenses (as hereinafter defined) shall be due for the first month, of the term, but further provided that the entire monthly base rent adjustments and prorata expenses (as hereinafter defined) otherwise due for such first month shall become immediately due and payable upon the occurrence of a default by Lessee under this Lease. Unless otherwise directed by Lessor, rent shall be paid to:

                    SLIP Trust
                    c/o Heitman Properties of Louisiana Ltd.
                    520 Elmwood Park Boulevard
                    Suite 115
                    Jefferson, Louisiana  70123

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     If Lessee's possession commences on other than the first day of the month,
Lessee shall occupy the leased premises under the terms, conditions and provisions of this Lease, and the pro rata portion of the monthly rent for said month shall be paid during such portion of the month, but the term of this Lease shall commence on the first day of the month following that in which possession is given and such first day of the month shall be referred to as the "commencement date."

     Lessee also covenants and agrees to pay a Late Charge for any payment of monthly rent not received by Lessor on or before the 10th day of each month and for any other payment not paid on or before the 10th day after being due Lessor pursuant to the terms and provisions hereof. Said Late Charge shall be computed from the first day of the month in the case of monthly rent and after five (5) days from date of demand in the case of any other payment, all at the lower of 18% per annum or the highest rate of interest permitted in Louisiana until paid. In the event any Late Charge is due to Lessor, Lessor shall advise the Lessee in writing and Lessee shall pay said Late Charge along with and in addition to the next payment of monthly rent. With respect to the payment of rent and all other provisions hereof, time is of the essence in this Lease.

     All sums due and payable pursuant to the terms and provisions of this Lease shall be payable only in lawful money of the United States of America which shall be legal tender in payment of all debts and dues, public and private, at the time of payment.

     4.   Security:  Lessee has deposited with Lessor the sum of $6,475.00 as
                                                                  --------
security for the faithful performance and observance by Lessee of the terms, provisions and conditions of this Lease, and Lessee hereby assigns, pledges, transfers, and delivers to Lessor and grants Lessor a security interest in the security deposit hereunder. It is agreed that in the event Lessee defaults in respect of any of the terms, provisions and conditions of this Lease, including, but not limited to, the payment of rent and additional rent, and the repair of damages over and above normal wear and tear, Lessor may use, apply or retain all or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Lessee is in default or for any sum which Lessor may expend or may be required to expend by reason of Lessee's default in respect to any of the terms, covenants and conditions of this Lease, including but not limited to, any damages or deficiency in the reletting of the leased premises, whether such damages or deficiency accrued before or after judicial proceedings or other reentry by Lessor. If any portion of said deposit is to be used or applied, Lessee shall within five (5) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore the security deposit to the amount that existed immediately prior to such use or application and Lessee's failure to do so shall be a material breach of this lease. In the event that Lessee shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this Lease, $3,237.50 of the security shall be returned to Lessee, without interest after May 31, 1994 and the balance of the security shall be returned to Lessee, without interest, after the date fixed as the end of the Lease and after delivery of entire possession of the leased premises to Lessor. In the event of a sale of the land and Building of which the leased premises form a part or of all the buildings of the complex (such of Lessor's buildings in the complex

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being hereinafter referred to as the "buildings"), or leasing of the Building,
Lessor shall have the right to transfer the security to the vendee or lessee and Lessor shall thereupon be released by Lessee from all liability for the return of such security and Lessee agrees to look to the new Lessor solely for the return of said security; and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new lessor. Lessee further covenants that it will not assign or encumber or attempt to assign or encumber the funds deposited herein as security and that neither Lessor nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

     In the event of any bankruptcy or other proceeding against Lessee, it is agreed that all such security deposit held hereunder shall be deemed to be applied by Lessor to rent, sales tax and other charges due to Lessor for the last month of the lease term and each preceding month until such security deposit is fully applied.

     5. Notices: Lessor may from time to time designate some one person, firm or corporation, which may or may not be the Lessor, to receive notices, rental payments, tenders, documents, etc. which Lessee is required or permitted to deliver to or serve upon it respectively and will furnish Lessee the address of such designated person. Any notice required or permitted to be given by Lessor to Lessee herein or required by law as a prerequisite to legal action shall be deemed given if and when personally delivered or when mailed in a sealed wrapper, by United States registered or certified mail, postage prepaid, properly addressed to Lessee. Any notice herein required or permitted to be given by Lessee to Lessor shall be deemed given if and when personally delivered or when so mailed (pursuant to the preceding sentence) to Lessor, or if they shall have designated some one person, firm or corporation, then to such designated person. Until changed as hereinafter provided, notices and communications shall be addressed to Lessor and Lessee at the respective addresses shown below:

Lessee:             Wire & Cable Specialties Corp.
                    5855 Peachtree Corners East
                    Norcross, GA 30092


with copy to:
                    David S. Delugas, Esquire
                    Suite 200
                    2550 Cobb Parkway
                    Smyrna, GA 30080


Lessor:             Heitman Properties of Louisiana Ltd.
                    520 Elmwood Park Boulevard
                    Suite 115
                    Jefferson, Louisiana 70123

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with copy to:       Heitman Properties Ltd.
                    Attn:  Terry Wachsner
                    180 North LaSalle Street
                    Suite 3600
                    Chicago, Illinois 60601

     Each party shall have the right to specify as its proper address any other address in the United States of America by giving to the other party at least fifteen (15) days written notice thereof.

     6. Sales and Use Tax: Lessee hereby covenants and agrees to pay monthly to the Lessor along with the payment of rent, any sales, use or other tax, excluding State and/or Federal Income Tax, now or hereafter imposed upon any and all rents or other sum due and payable hereunder by the United States of America, the state, or any political subdivisions thereof, notwithstanding the fact that such statute, ordinance or enactment imposing the same may endeavor to impose the tax on the Lessor.

     7. Real Estate Taxes: Lessor shall be responsible for the payment of all general and special ad valorem taxes, including assessments for local improvements, and other governmental charges which may lawfully be charged, assessed or imposed upon the buildings of the complex ("real estate taxes"); and the Lessor shall pay the same before they become delinquent. However if the assessed real estate taxes are deemed excessive by Lessor, Lessor may defer compliance therewith to the extent permitted by the laws of the jurisdiction in which the taxes are levied, so long as the validity or amount thereof is contested by Lessor in good faith, and so long as Lessee's occupancy of the leased premises is not disturbed or threatened thereby.

     Lessee shall throughout the term of this Lease pay to Lessor that portion of such real estate taxes which is computed by multiplying the real estate taxes by a fraction, the numerator of which is a total gross square footage of floor area in the leased premises and the denominator which is the total gross square footage of the building. Lessee's share of the real estate taxes shall be equitably adjusted for and with respect to any portion of the term of this Lease which does not include an entire tax year. When the applicable tax bill is not available prior to the end of the term hereof, then a tentative computation should be made on the basis of the previous year's real estate taxes, with a final adjustment to be made between Lessor and Lessee promptly after Lessor has received the tax bill for such period.

     Payments on account of Lessee's share shall be made monthly at the times and in the fashion herein provided for the payment of rent. Lessor shall have the same rights and remedies for the nonpayment by Lessee of any amounts due on account of real estate taxes as Lessor has hereunder for the failure of Lessee to pay rent. Lessee's monthly installment on account shall be equal to one-twelfth (1/12) of Lessee's share of the real estate taxes determined by Lessor in accordance with the above provisions and based on the preceding year's levy of real estate taxes

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adjusted by any known or projected changes. Once the actual amount of real estate taxes are known for an applicable period, Lessor shall bill Lessee for any additional amount necessary if the monthly amounts collected from Lessee were insufficient, or Lessor shall credit to Lessee's next payment for real estate taxes any excess already paid.

     8. Lessee's Share of Insurance Premiums: In addition to all other payments herein provided to be made by Lessee to Lessor, Lessee shall pay Lessor throughout the term of this Lease a proportionate share of the premiums payable by Lessor for hazard, liability and all other insurance coverage obtained by Lessor in connection with or relating to the complex. The amount of annual premiums for such insurance shall be estimated annually and included as an expense under Paragraph 12(b).

     9. Use and Possession: It is understood that the leased premises are to be used for general office and storage and distribution of wire and wire products and for no other purpose whatsoever. No toxic or hazardous materials shall be stored, kept or used on the leased premises. In the event Lessee uses the leased premises for purposes not expressly permitted herein, Lessor may terminate this Lease or, without notice to Lessee, restrain said improper use by injunction. Lessee shall not use the leased premises for any unlawful purpose or so as to constitute a nuisance. The Lessee, at the expiration of the term, shall leave the leased premises in good repair and condition, broom clean with all debris removed, and all air conditioning, heating, and other mechanical equipment of every nature, whether or not installed by Lessor, shall be in good working order, reasonable use and ordinary wear and tear excepted. Lessee acknowledges that neither Lessor nor the Leasing Broker (as defined in Paragraph
38) or any other agent of Lessor has made any representation or warranty as to the suitability of the leased premises for the conduct of Lessee's business.

     10.  Ordinances and Regulations:

               (a) Lessee hereby covenants and agrees to comply promptly and completely with all the rules and regulations of the Board of Fire Underwriters, Officers or Boards of the City, Parish, County and/or State having jurisdiction over the leased premises, and with all ordinances and regulations of governmental authorities wherein the leased premises are located, at Lessee's sole cost and expense, but only insofar as any of such rules, ordinances and regulations pertain to the manner in which the Lessee shall use the leased premises; the obligation to comply in every other case and also all cases where such rules, regulations and ordinances require repairs, alterations, changes or additions to the building (including the leased premises, but not caused by Lessee's use thereof) or building equipment, or any part of either, being hereby expressly assumed by Lessor, and Lessor covenants and agrees to comply with all such rules, regulations and ordinances with which Lessee has not herein expressly agreed to comply. Lessee agrees to hold Lessor financially harmless including, without limitation, attorneys' fees, (i) from the consequences of any violations of such laws,

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

          ordinances or regulations, and (ii) from any claims for damages on account of injuries, death or property damage resulting from such violation.

          (b) Lessee agrees to be bound by the rules and regulations set forth on the schedule attached hereto as Exhibit B, initialed by the parties and made a part hereof. Lessor shall have the right, from time to time, to issue reasonable additional or amended rules and regulations regarding the use of the leased premises. When so issued the same shall be considered a part of this Lease and Lessee covenants that said additional or amended rules and regulations shall likewise be faithfully observed by Lessee, the employees of Lessee and all persons invited by Lessee into the leased premises; provided, that said additional or amended rules are made applicable to at least a majority (on a square foot basis) of all tenants in the Building. Lessor shall not be liable to Lessee for the violation of any of the said rules and regulations, or the breach of any covenant or condition in any lease, by any other tenant in the buildings. Any failure of Lessee to abide by the aforesaid rules and regulations shall constitute a default under this Lease.

     11. Signs: Lessee shall not be permitted to paint, place, erect or cause to be painted, placed or erected signs on the front, back or side portions of the building or on the grounds of the premises without first obtaining written consent from the Lessor, which consent will not be unreasonably withheld by Lessor provided the proposed signage complies with all Building sign specifications. At or prior to the termination and/or expiration of this lease, or any renewal thereof, Lessee shall remove any signs so painted, placed or erected, and shall restore the walls and other portions of the leased premises to which any of the said signs were attached to their former condition, ordinary wear and tear excepted.

     12.  Services:

     (a) Lessor shall provide the normal utility service connection into the leased premises. Lessee shall pay for all water, gas, heat, light, power, sweeping and other janitorial services, rubbish and trash disposal, sewer and any other utilities and services supplied in, about or related to the leased premises, together with any taxes thereon, connection charges and deposits, and also shall pay for all electrical light bulbs, lamps and tubes in connection therewith. If any such utilities and services are not separately metered to Lessee, Lessee shall pay a reasonable portion to be determined by Lessor of all charges jointly metered with other premises. If Lessee shall require electricity or water in excess of that which is to be supplied by Lessor hereunder, then Lessee shall first secure the consent of the Lessor (which consent shall not unreasonably be withheld), and Lessee shall pay all costs of installation of all facilities necessary to furnish such excess capacity and shall also pay for any increased electricity or water in connection therewith. Lessor reserves the right during the term of this Lease to grant easements or servitudes for public utility purposes on, over, or below the leased premises without any abatement in rent, provided that said easements or servitudes do not unreasonably interfere with the normal operation of the business conducted by Lessee on the leased premises. Lessor shall not be required to pay for any service, supplies or upkeep in connection with the leased premises. Lessee shall arrange for and pay for all telephone service and equipment, including any additions or alterations to the existing telephone service boards and conduit.

     (b) Lessee shall also pay to Lessor throughout the term of this Lease, Lessee's pro-rata share of all costs, expenses, insurance premiums, fees and disbursements (including, without limitation, such expenses as relate to seeking or obtaining reductions in or refunds of real estate taxes, or any other expense or charge, which in accordance with generally accepted accounting and management principles, would be considered as an expense of owning, managing, operating, maintaining or repairing the Building and the cost of wages, salaries and fringe benefits of all persons engaged in the maintenance and repair of the Building) paid or incurred by or on behalf of the Lessor for owning, managing, operating, insuring, maintaining and repairing the Building (including, without limitation, the repairs specified in Paragraph 13(a) below) and all personal property used in conjunction therewith, including repair and replacement of any appurtenances to such Building such as landscaping, parking lots, driveways and other areas provided for the non-exclusive use and enjoyment of the occupants of the Building and other buildings in the complex and the cost of utilities and trash removal for the common areas. In no event shall Lessee's total prorata share of operating expenses, real estate taxes and insurance for each calendar year increase by more than seven (7) percent of the total prorata share of operating expenses, real estate taxes and insurance for the immediately preceding calendar year. Lessee's pro-rata share of such costs, expenses, fees and disbursements (which shall be in addition to those specified in Paragraphs 7, 8, and 13 hereof or in any other part of this Lease) shall be computed by multiplying such costs, expenses, fees and disbursements by a fraction, the numerator of which is the total gross square footage in the leased premises and the denominator of which is the total gross square footage in the Building. Payments on account of Lessee's pro-rata share shall be made at the times and in the fashion herein provided for the payment of rent. Lessee's monthly installment on account shall be equal to one-twelfth (1/12) of Lessee's pro-rata share as estimated, from time to time, by Lessor. Once the actual amount of such costs, expenses, fees and disbursements are known for an applicable period, Lessor shall immediately bill Lessee for any additional amount necessary if the monthly amounts collected from Lessee were insufficient, or Lessor shall credit to Lessee's next payment under this Paragraph 12(b) any excess already paid.

     All costs payable pursuant to Paragraph 12(b) shall hereinafter be defined as Expenses.

     (c) If the aggregate space in the Building is not one hundred percent (100%) occupied by lessees during all or a portion of any Adjustment Year, the Lessor shall make an appropriate adjustment for such year of those components of Expenses, and, if applicable, taxes, which may vary depending upon the occupancy level of the Building, employing generally accepted accounting principles, so that all of such variable components of Expenses paid or incurred by Lessor are ratably allocated to the lessees then occupying space in the Building. Any such adjustments shall also be deemed expenses paid or incurred by Lessor and included in Expenses

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for such year, as if the Building had been one hundred percent (100%) occupied and the Lessor had paid or incurred such expenses. If Lessor does not furnish during any Adjustment Year any particular work or service (the cost of which, if performed by Lessor, would constitute an Expense) to a lessee who has undertaken to perform such work or service in lieu of the performance thereof by Lessor, Expenses shall be deemed to be increased by an amount equal to the additional expense which would reasonably have been incurred during such Adjustment Year by Lessor if it had, at its own expense, furnished such work or service to such lessee.

     (d) The cost of any capital improvements to the Building made after the date of this lease which are intended to reduce expenses or which are required under any governmental laws, regulations or ordinances which were not applicable to the Building at the time it was constructed, amortized over such reasonable period as Lessor shall determine, together with interest on the unamortized cost of any such improvement (at the prevailing construction loan rate available to Lessor on the date the cost of such improvement was incurred) shall be included in Expenses.

     (e) Anything to the contrary in this Lease notwithstanding, Lessor does not warrant that any utility service, connections, or facilities whatsoever or any other services supplied in, about, or related to the leased premises will be free from interruptions. No interruption of, delay in, or inability to provide any utility service, connections, or facilities or any other services for any cause or reason whatsoever shall be deemed to be an eviction or disturbance of Lessee's use or possession of the leased premises or to cause Lessor to be liable to Lessee in damages, or to relieve Lessee from performance of its obligation to pay rent or any of Lessee's other obligations under this Lease.

     13.  Maintenance, Alterations, Mechanic's Liens:

          (a) Lessee, by occupancy hereunder, accepts the leased premises as being in good repair and tenable condition. Lessee has no obligation to construct any improvements and any improvements intended must be constructed in compliance with plans and specifications which have received Lessor's prior review and approval in accordance with subparagraph (e) hereinbelow. Unless otherwise expressly provided, Lessor shall not be required to make any improvements, replacements or repairs of any kind or character on the leased premises during the term of this Lease except such repairs as are set forth in this subparagraph. Lessor shall at its expense maintain only the roof, foundation, and the structural soundness of the exterior walls (excluding all windows, window glass, plate glass, all doors and pest control and extermination) of the Building in good repair and condition except for reasonable wear and tear. Lessor shall maintain, at Lessee's expense (subject to the payment provisions of Paragraph 12(b) above), the downspouts and fire safety sprinkler system. Lessee shall, at its sole cost, pay for any damage to the roof, foundation and external walls caused by Lessee's action, negligence or fault. Lessee shall immediately give written notice to Lessor of the need for repairs, and Lessor shall proceed promptly, after having had a reasonable opportunity to make the repairs. Lessor shall not be liable to Lessee, except as expressly provided in this Lease, for any damage or inconvenience. Lessee shall not be entitled to any abatement or reduction of rent by reason of any repairs, alterations or additions made by Lessor under this Lease.

          (b) Lessee shall, at its own risk and expense, maintain all other parts of the Building and other improvements on the leased premises in good repair and condition (including all necessary replacements), including, but not limited to, HVAC, all glass elements, doors (including dock doors), dock bumpers, regular removal of debris. Lessor shall perform lawn and other common area maintenance and Lessee agrees to pay Lessor for lawn and other common area maintenance on a pro rata basis as provided in Paragraph 12(b) above. Lessee shall repaint the exterior doors or other exposed parts of the Building which reasonably require periodic repainting to prevent deterioration. Lessee shall take good care of all property and its fixtures, including all landscaping, and suffer no waste. Lessee shall engage a certified pest control firm to perform regular (not less frequent than monthly but more frequent if Lessor determines the need therefor) extermination for pests including but not limited to roaches, rodents and termites. Should Lessee neglect to keep and maintain the leased premises including the HVAC system as required herein, then Lessor shall have the right, but not the obligation, to have the work done and any reasonable costs plus a ten percent (10%) overhead charge therefore shall be charged to Lessee as additional rental and shall become payable by Lessee with the payment of the rental next due. In connection with Lessee's maintenance and repair of the heating and air conditioning system, Lessee shall provide Lessor during the term of this Lease and any renewal hereof with a duplicate original of a maintenance contract, in form and substance acceptable to Lessor, with a reputable air conditioning maintenance firm.

          (c) In addition to and not in lieu or limitation of Lessee's maintenance, repair, and replacement obligations under Paragraph 13(b), Lessee shall, at its own cost and expense, repair or replace any damage or injury to all or any part of the leased premises and Building, caused by Lessee or Lessee's agents, employees, invitees, licensees or visitors; provided, however, if Lessee fails to make the repairs or replacements promptly, Lessor may, at its option, make the repairs or replacements and Lessee shall reimburse the cost plus a 10% overhead charge therefor to Lessor on demand.

          (d) Lessee shall not commit or allow any waste or damage to be committed on any portion of the leased premises, and at the termination of this Lease, by lapse of time or otherwise, Lessee shall deliver the leased premises to Lessor in as good condition as at the date of first possession of Lessee, ordinary wear and tear excepted. The cost and expense of any repairs necessary to restore the condition of the leased premises shall be borne by Lessee, and if Lessor undertakes to restore the leased premises, it shall have a right of reimbursement against Lessee for all costs and expenses of such repairs together with a 10% overhead charge therefor.

          (e) Without Lessor's prior written consent, Lessee shall not make or cause to be made any exterior, interior, structural, electrical, ventilation, air conditioning or other type of alterations, improvements, additions, changes or repairs in or to the leased premises or the Building. As a condition to granting its consent, Lessor may impose reasonable requirements, including, without limitation, requirements as to the manner and time for performance of any such work and the type and amount of insurance and bonds Lessee must acquire and maintain in connection therewith. In addition, at Lessor's option, Lessor shall have the right: to approve the contractors or mechanics performing the work; to approve all plans and specifications relating to the work; to review the work of Lessee's architects, engineers, contractors or mechanics and to control any construction or other activities being undertaken within the Building, with Lessor to be reimbursed for any costs incurred in connection with such review and/or control; and to order reasonable changes in the work in instances in which materials or workmanship is defective or not in accordance with plans or specifications previously approved by Lessor. Except as expressly provided herein, all alterations, improvements, additions, changes or repairs shall be provided by and paid for by Lessee at its sole expense, but shall become the property of Lessor and shall be surrendered with the leased premises upon termination of this Lease without any obligation on the part of Lessor to reimburse or otherwise pay Lessee or any other person or entity therefor; provided, however, that Lessor may, by written notice to Lessee as provided in subsection (f) of this Section 13, require Lessee at Lessee's sole cost and expense, to remove any or all improvements, alterations, additions or fixtures installed or made by Lessee on or to the leased premises and to repair any damages to the leased premises caused by such removal. All work in connection with any alterations, improvements, changes, additions or repairs in the leased premises or the Building made by or for the benefit of Lessee shall be performed in full compliance with all laws, ordinances, regulations, rules and requirements of all governmental entities having jurisdiction and in full compliance with all insurance rules, orders, directions, regulations and requirements. If there is now or if there shall be installed in the Building a sprinkler system, and if any fire rating bureau or any similar body having jurisdiction or any governmental authority having jurisdiction requires or recommends that any changes, modifications, alterations, additional sprinkler heads or other equipment be made or supplied by reason of Lessee's business or the improvements it has added or the location of partitions, trade fixtures or other contents of the leased premises, or if any such changes, modifications, alterations, additions or other equipment become necessary to prevent imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said bureau or by any fire insurance company, Lessee shall, at its own cost, promptly make and supply all such changes, modifications, alterations, additional sprinkler heads or other equipment. No action taken under this Paragraph by Lessor including, without limitation, the review and approval of plans and specifications, the approval of contractors and mechanics or the review of any construction, or the omission of Lessor with regards thereto, shall be deemed to impose any liability whatsoever upon Lessor, any such liability, expressed or implied, being hereby waived by Lessee, nor shall the same be deemed to imply any representation on behalf of Lessor that the plans and specifications (and the work covered thereby) are in compliance with applicable law or are proper, either from a construction standpoint or with respect to the use and purpose intended thereby.

          (f) All fixtures and all panelling, partitions, railings and like installations, installed in the leased premises at any time, either by Lessee or by Lessor in Lessee's behalf, shall become the property of Lessor without any obligation on the part of Lessor to reimburse or otherwise pay Lessee or any other person or entity therefor, and shall remain upon and be surrendered with the leased premises unless Lessor, by notice to Lessee no later than twenty (20) days prior to the date fixed as the termination of this Lease, elects to have them removed by Lessee, in which event, the same shall be removed from the leased premises by Lessee forthwith, at Lessee's expense prior to the expiration of this Lease. Nothing in this paragraph shall be construed to prevent Lessee's removal of trade fixtures, furnishings or equipment (as provided for below), but upon removal of any such trade fixtures, furnishings and equipment from the leased premises or upon removal of other installations as may be required by Lessor, Lessee shall immediately and at its expense, repair and restore the leased premises to the condition existing prior to installation and repair any damage to the leased premises or the Building due to such removal. All property permitted or required to be removed by Lessee at the end of the term remaining in the leased premises after Lessee leaves the leased premises shall be deemed abandoned and may, at the election of Lessor, either be retained as Lessor's property without any obligation on the part of Lessor to reimburse or otherwise pay Lessee or any other person or entity therefor, or may be removed from the leased premises by Lessor at Lessee's expense.

          (g) Lessee shall, before making any alterations, additions, installations, or improvements of any kind, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Lessor. Lessee agrees to carry workman's compensation, general liability, personal and property damage insurance as Lessor may require and shall deliver to Lessor certificates evidencing such insurance prior to the commencement of any such work. Lessee agrees to obtain and deliver to Lessor, written and unconditional waivers of liens or privileges upon Lessee's interest in the leased premises and real property and any liens or privileges filed in contravention of this Agreement upon the interest of Lessor, for all work, labor and services to be performed and materials to be furnished in connection with such work, signed by all contractors, subcontractors, materialmen and laborers to become involved in such work. Nothing herein shall be construed to give Lessee or any contractor, subcontractor, materialman or laborer any right to a mechanic's lien upon Lessor's interest in the real property. Notwithstanding the foregoing, if any liens or privileges are filed against the leased premises or the Building for work claimed to have been done for, or materials furnished to, Lessee, whether or not done pursuant to this paragraph, Lessee shall (i) give written notice thereof immediately to Lessor and (ii) cause the same at Lessee's expense to be discharged of record within twenty (20) days after the date of filing the same, either by payment, deposit or bond pursuant to Louisiana law or other applicable provisions of the Private Works Act. If Lessee shall fail to discharge any such lien or privilege within such period, then, in addition to any other right or remedy of Lessor, Lessor may, but shall not be obligated to, procure the discharge of the same either by paying the amount claimed to be due by deposit in court or by bonding, and Lessor shall be entitled, if Lessor so elects, to compel the prosecution of an action for the foreclosure of such lien or privilege by the lienor or privilege holder and to pay the amount of the judgment, if any, in favor of the lienor or privilege holder, with interest, costs and allowances. Any amount paid or deposited by Lessor for any of the aforesaid purposes, and all costs and other expenses of Lessor, including reasonable attorneys fees, in defending any such action or in or about procuring the discharge of such lien, or privilege with all necessary disbursements in connection therewith, together with a ten percent (10%) overhead charge and interest on the amount expended by Lessor and the overhead charge at the lower of eighteen percent (18%) or the highest interest rate permitted in Louisiana from the date of payment or deposit and until paid by Lessee, shall be payable by Lessee to Lessor upon demand as additional rent but no later than the next succeeding monthly rent payment date.

          (h) Lessee shall not cause or permit any Hazardous Material (as defined herein) to be released, brought upon, stored, produced, emitted, disposed of or used upon, about or beneath the premises by Lessee, its agents, employees, contractors or invitees.

          Lessee shall indemnify, defend, and hold Lessor harmless from and against any and all Environmental Damages which arise from: (i) the presence upon, about or beneath the leased premises of any "Hazardous Materials" (as defined in this Lease) or of any chemical substance requiring remediation under any federal, state or local statute, regulation, ordinance or policy; or; (ii) the breach of any of the provisions of this lease. For the purpose of this Lease, "Environmental Damages" shall mean: (i) all claims, judgments, damages, penalties, fines, costs, liabilities and losses (including, without limitation, diminution in the value of the leased premises, damages for the loss of or restriction on use of rentable or usable space or of any amenity of the premises and from any adverse impact on Lessor's marketing of space); (ii) all sums paid for settlement of claims, attorneys fees, consultant's fees and expert's fees; and (iii) all costs incurred by Lessor in connection with investigation of Hazardous Material (as defined herein) upon, about or beneath the leased premises, the preparation of any feasibility studies or reports and the performance of any cleanup, remediation, removal or restoration work required by any federal, state or local governmental agency or political subdivision necessary for Lessor to make full economic use of the leased premises, or otherwise required under this Lease. Lessee's obligations under this Section shall survive the expiration of this Lease.

          Notwithstanding any other obligation of Lessee to indemnify Lessor pursuant to this lease, Lessee shall, at its sole cost and expense, promptly take all actions required by any federal, state or local governmental agency or political subdivision or necessary for Lessor to make full economic use of the leased premises, which requirements or necessity arise from the presence upon, about or beneath the leased premises of any Hazardous Materials (as defined in this Lease). Such actions shall include, but not be limited to, the investigation of the environmental condition of the leased premises, the preparation of any feasibility studies or reports and the performance of any cleanup, remedial, removal or restoration work. Lessee shall take all actions necessary to restore the leased premises to the condition existing prior to the introduction of the Hazardous Material upon, about or beneath the leased premises, notwithstanding any lesser standard of remediation allowable under applicable law or governmental policies. Lessee shall nevertheless obtain Lessor's approval prior to undertaking any activities required by this Section, which approval shall not be unreasonably withheld so long as such actions would not potentially have a material adverse long-term or short-term effect on the leased premises. The obligations of Lessee pursuant to this Section shall not apply to situations where Hazardous Materials are released, brought upon, stored, produced, emitted, disposed of or used upon, about or beneath the leased premises at a time or times other than during the term of this Lease except where such event occurs as a result of the acts or omissions of lessee, its agents, employees, contractors or invitees or as a result of the acts or omissions of any agent, employee, contractor or invitee of any permitted sublessee or assignee of Lessee. Lessee's obligations under this Section shall survive the expiration of this Lease.

          "Hazardous Material" means any material or substance: (i) defined as a "hazardous substance" pursuant to the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section 9601 et seq.) and amendments thereto and regulations promulgated thereunder; (ii) containing gasoline, oil, diesel fuel or other petroleum products; (iii) defined as a "hazardous waste" pursuant to the Federal Resource Conservation and Recovery Act (42 U.S.C. Section 6901 et seq.) and amendments thereto and regulations promulgated thereunder; (iv) containing polychlorinated biphenyls (PCBs); (v) containing asbestos; (vi) radioactive; (vii) biological or (viii) the presence of which requires investigation or remediation under any federal, state or local statute, regulation, ordinance or policy or which is or becomes defined as a "hazardous waste" or "hazardous substance" under any federal, state or local statute, regulation or ordinance and any toxic, explosive, corrosive or otherwise hazardous substance, material or waste which is or becomes regulated by any federal, state or local governmental authority, or which causes a nuisance upon or waste to the leased premises.

          (i) All equipment installations on the leased premises shall be commenced, performed and completed promptly after commencement of the term of this Lease and Lessee does hereby warrant to Lessor that such installation shall be made in correctly designed and workmanlike manner in full compliance with all applicable public codes and regulations and that Lessor shall be held harmless from the costs and liability thereof and that same shall be deemed personal property and not part of the leased premises and that Lessee shall cause all of the same to be removed from the leased premises which shall be restored to the condition preexisting same forthwith upon termination of this Lease for any cause.

     14. Quiet Enjoyment: Provided the Lessee performs all of its covenants and obligations hereunder, the Lessor covenants that the Lessee shall have the peaceful and quiet enjoyment of the leased premises and that the Lessor will defend the Lessee in the peaceful and quiet enjoyment of the leased premises against the lawful claim of all persons claiming by, through or under the Lessor. All obligations of the Lessee under this Lease are material and of equal importance.

     15. Lessor's Right to Inspect and Display: The Lessor shall have the right, at reasonable times during the term of this Lease, to enter the leased premises for the purpose of examining or inspecting same and of making such repairs or alterations therein as the Lessor shall deem necessary is Lessee shall fail to do so. Within ninety (90) days prior to the termination of this Lease, Lessor shall also have the right to enter the leased premises at all reasonable hours for the purpose of displaying said leased premises to prospective tenants, and Lessor may affix a notice for letting the leased premises on any suitable portion thereof. The Lessor shall have the right to enter the leased premises at any reasonable time for the purpose of showing the leased premises to a prospective buyer of the Building. If, during the last month of the term, Lessee shall have removed all or substantially all of Lessee's property, Lessor may immediately enter the leased premises and prepare them for any future Lessee. Furthermore, the Lessor may allow such future Lessee to occupy the leased premises. These acts shall have no effect upon Lessee's obligation under this Lease and Lessee shall be entitled to no abatement or diminution of rent as a result thereof, except that in the event such future Lessee makes any payment for the period up until the expiration of this Lease, Lessee shall be entitled to a credit to the extent of such payment.

     16.  Damage or Destruction:

          (a) If by fire or other casualty the leased premises are totally destroyed or the Building is partially damaged or destroyed to the extent of seventy-five per cent (75%) or more of the replacement cost thereof, even though the leased premises may not be damaged, Lessor shall have the option of terminating this Lease or any renewal thereof by serving written notice upon the Lessee within thirty (30) days from the date of the casualty and any prepaid rent shall be prorated as of time of destruction and unearned rent refunded without interest.

          (b) If by fire or other casualty the leased premises are damaged or partially destroyed to the extent of twenty-five per cent (25%) or more of the replacement cost thereof and the provisions of (a) above are not applicable, then (1) if the unexpired term of the Lease is less than one year, excluding any unexercised renewal option, Lessor may either terminate this Lease by serving written notice upon Lessee within ten (10) days of the date of destruction or Lessor shall restore the leased premises, or (2) if the unexpired term of the Lease is more than one year, including any exercised renewal option, Lessor shall restore the leased premises.

          (c) If by fire or other casualty the leased premises are damaged or partially destroyed to the extent of less than twenty-five per cent (25%) of the replacement cost thereof and the provisions of (a) above are not applicable, Lessor shall restore the leased premises.

          (d) In the event of restoration by Lessor, all rents paid in advance shall be proportioned as of the date of damage or destruction and all rent thereafter accruing shall be equitably and proportionately adjusted according to the nature and extent of the destruction or damage, pending completion of rebuilding, restoration and repair. In the event the destruction or damage is so extensive as to make it unfeasible for the lessee to conduct Lessee's business on the leased premises, the rent shall be completely abated until the leased premises are restored by the Lessor. The Lessor shall not be liable for any damage to or any inconvenience or interruption of business of the Lessee or any of its employees, agents or invitees occasioned by fire or other casualty.

          (e) Said restoration, rebuilding or repairing shall be sufficient to return the leased premises to the condition existing prior to the damage and shall be at Lessor's sole cost and expense. Lessor shall have no duty pursuant to this Section 17 to repair or restore any portion of the alterations, additions or improvements made by Lessee in the leased premises or to expend for any repair or restoration amounts in excess of insurance proceeds paid to the Lessor and available for repair or restoration. Repairs, replacement or restoration of improvements, additions or fixtures placed in the leased premises by Lessee, as well as Lessee's equipment, furnishings, stock in trade and other personal property are at Lessee's risk and shall be restored or replaced at Lessee's expense.

     17. Eminent Domain: If the whole or any part of the leased premises shall be acquired or condemned by Eminent Domain for any public or quasi-public use or purpose, then and in that event the term of this Lease shall cease and terminate from the date of title vesting in such proceeding and Lessee shall have no claim against Lessor or against the total award for the value of any unexpired portion of the Lease terms or otherwise, and Lessee shall not be entitled to any part of any award that may be made for such taking, nor to any damages therefore except that the rent shall be adjusted as of the date of such termination of this Lease.

     18.  Assignment or Subletting:

          (a) Lessee shall not, either voluntarily or by operation of law, directly or indirectly, sell, hypothecate, assign or transfer this Lease, or sublet the leased premises or any part thereof, or permit the leased premises or any part thereof to be occupied by anyone other than Lessee or Lessee's employees, without the prior written consent of

     Lessor in each instance. A transfer of stock control in Lessee, if Lessee is a corporation, or the transfer of a greater than forty-nine percent (49%) partnership interest in Lessee, if Lessee is a partnership, shall be deemed an act of assignment hereunder. Subject to the provisions of subparagraphs (b) and (c) of this Paragraph, Lessor's consent to assignment or subletting (subject to the procedures set forth in subparagraph (b) of this Paragraph) shall not be unreasonably withheld, provided the proposed assignee or sublessee: (i) is satisfactory to Lessor as to credit, character and professional standing; (ii) will meet any other tenant requirements then generally imposed by Lessor with respect to new tenants in the building; and (iii) will use the leased premises for purposes not inconsistent with Lessor's commitments to other tenants. Lessor may, however, withhold such consent if, in Lessor's reasonable judgment, the occupancy of the proposed assignee or sublessee will tend to impair the character or dignity of the building or impose any additional burden upon the Lessor in the operation of the building. Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Paragraph shall be void and shall, at the option of the Lessor, terminate this Lease. The consent by Lessor to an assignment or subletting shall not be construed as relieving Lessee from obtaining the express prior written consent of Lessor to any further assignment or subletting or as releasing Lessee from any liability or obligation hereunder, whether or not then accrued. Lessee agrees and in no event will it attempt to assign or sublet to any existing tenant or subtenant in the buildings. Further, all advertising with respect to the leasing, subletting, or assignment of space in the Building must be approved in writing by Lessor prior to publication. Should Lessor permit any assignment or subletting by Lessee and should the moneys received as a result of such assignment or subletting (when compared to the moneys still payable by Lessee to Lessor) be greater than would have been received hereunder had not Lessor permitted such assignment or subletting, then the excess shall be payable by Lessee to Lessor, it being the parties' intention that Lessor, and not Lessee, shall be the party to receive any profit from any assignment or subletting. Lessee shall pay all of Lessor's costs, charges and expenses, including attorneys' fees incurred in connection with any assignment or sublease requested or made by Lessee.

          (b) As conditions precedent to any assignment of the whole or any part of Lessee's interest in this Lease or the subletting by Lessee of the whole or any part of the leased premises, (i) at least thirty (30) days prior to any proposed assignment or subletting, Lessee must submit to Lessor a statement containing (A) the name and address of the proposed assignee or sublessee; (B) a financial statement of the proposed assignee or sublessee containing therein bank and other credit references; (C) the type of use proposed for the leased premises; and (D) all of the principal terms and conditions of the proposed assignment or subletting including, but not limited to, the proposed commencement and expiration dates of the term thereof and the amount of rent to be payable by the assignee or sublessee and, unless the proposed assigned or sublet area constitutes an entire floor or floors, such statement shall be accompanied by a floor plan delineating the proposed assigned or sublet area; and if Lessor approves the assignment or subletting (ii) Lessee shall deliver to Lessor an original assignment or sublease executed by Lessee and the proposed assignee or sublessee together with a form approved by Lessor which shall expressly provide (A) for the assumption by such proposed assignee or sublessee of all of Lessee's obligations under the terms of this Lease; (B) that Lessee shall indemnify and hold Lessor harmless from any and all claims, obligations and liabilities (including reasonable attorneys fees) arising from such assignees or sublessees occupancy and use of the leased premises, or any portion thereof, whether such claim, obligation or liability arises from such assignee or sublessee's conduct, activity, work or any other matter in, on or about the leased premises and/or the building; (C) that Lessee shall further indemnify and hold Lessor harmless from any costs, obligations or liabilities (including reasonable attorneys fees) arising from any act or negligence of such assignee or sublessee, or any officer, employee, agent or invitee of such assignee or sublessee, and from any claim, action or proceeding brought thereon; (D) that in no event shall Lessee, by reason of Lessor's approval of the assignment or sublease, be deemed relieved from any obligation or liability under this Lease, including but not limited to, the obligation to obtain Lessor's consent to any further assignment or subletting; and (E) that such proposed assignment or sublease shall not be deemed effective for any purpose unless and until Lessor's written consent thereto is obtained.

          (c) In lieu of consenting or not consenting, Lessor may, at its option: (i) in the case of the proposed assignment or subletting of Lessee's entire leasehold interest, terminate Lessee's Lease in its entirety; or (ii) terminate Lessee's Lease as to that portion of the leased premises which Lessee has proposed to assign or sublet. In the event Lessor elects to terminate this Lease pursuant to clause (ii) above, Lessee's obligation as to rent shall be reduced in the same proportion that the rentable area of the portion of the leased premises taken by the proposed assigned or sublessee bears to the total rentable area of the leased premises.

     19. Holdover: If Lessee remains in the leased premises after the expiration or termination of this Lease for any reason whatsoever without the prior written consent of Lessor, Lessee shall pay to Lessor, as liquidated damages, and not as a penalty, three (3) times the rent per day for each day that Lessee occupies any part of the leased premises after the date on which this Lease is terminated, together with all other sums that may become due during that period. No holding over by Lessee after the expiration of this Lease shall operate to extend this Lease, and the provisions of this section shall not operate as a waiver by Lessor of Lessor's right to enforce a default of the Lease or to evict Lessee. In the event of any unauthorized holding over, Lessee shall indemnify, defend, and hold harmless Lessor against all claims and causes of action for damages or other relief by any other person or entity to whom Lessor may have leased any part of the leased premises, effective upon termination of this Lease, including, without limitation, all payments, settlements, judgments, damages, losses, liabilities, interest, cost of defense, attorneys' fees, and other expenses in connection therewith.

     20. Abandonment or Vacating Premises: Lessee shall, during the term of this Lease, occupy the leased premises and shall retain and maintain during normal business hours the furniture, fixtures and other personal property of Lessee on the leased premises under the supervision or control of one or more officers or employees of Lessee. In the event of a default in payment of rent, accompanied by either (i) a removal without Lessor's written consent of Lessee's furniture or fixtures, or (ii) a failure of officers or employees of Lessee to conduct their normal business activities on and from the leased premises for a period of ten (10) business days, then such event may, at Lessor's option and without notice to Lessee, be deemed a default and an abandonment by the Lessee of the leased premises and its contents entitling Lessor to retake possession of the leased premises and pursue such remedies as set forth in Paragraph 24.

     21.  Subordination:

          (a) This Lease and Lessee's rights and interests hereunder (collectively "Lessee's Leasehold") shall have priority over, and shall be superior to, each mortgage against the land underlying the Building (the "Land") and the Building, or any interest therein, now or hereafter in effect, and to the rights and interests of the holder from time to time (a "Mortgagee"), of any such mortgage and all advances made thereunder together with interest thereon (each such mortgage and all such rights, interests, advances and interest thereon are collectively hereinafter referred to as a "Mortgage"); provided that the rights of a Mortgagee to the proceeds of any condemnation award or of any insurance policies affecting the Land and/or the Building as provided in such Mortgage (or any other instrument related to the loan secured by such Mortgage) shall have priority over all rights of Lessee with respect to such proceeds. If requested by a Mortgagee, Lessee shall promptly execute and deliver such instruments as such Mortgagee may reasonably require either, as the case may be, to effectuate or to evidence and confirm the foregoing priority of Lessee's Leasehold over its Mortgage.

          (b) Notwithstanding the foregoing, Lessee agrees that the holder of any Mortgage which at such time represents the first priority mortgage lien on the Land and Building ("First Mortgage") may, at any time during the term of this Lease, elect to cause Lessee's Leasehold to be made subordinate to such First Mortgage by providing Lessee with written notice of such election. Such subordination shall be self-executing upon delivery to Lessee of such notice of election in accordance with the notice provisions of this Lease and thereupon Lessee's Leasehold immediately shall become subordinate in all respects to such First Mortgage. In addition, if requested by the holder of such First Mortgage, Lessee shall promptly thereafter execute such instruments as such holder may reasonably require to evidence and confirm that the subordination of Lessee's Interest to such First Mortgage has been effectuated. Lessee agrees that it will not subordinate Lessee's leasehold to any Mortgage other than a First Mortgage without the prior written consent of the holder of the First Mortgage.

          (c)  Lessor and Lessee hereby acknowledge and agree that Sub-Sections
     (a) and (b) of this Section 21 have been incorporated into this Lease for the express benefit of all present and prospective Mortgagees, and consequently each such Mortgagee has and shall have throughout the term of this Lease the right and power as a third party beneficiary to enforce the provisions of this Section as applicable to such Mortgagee. Moreover, failure of Lessee to execute and deliver any instrument required by a Mortgagee pursuant to Sub-Sections 21 (a) or (b) within 10 days after written demand therefor, shall constitute a material default under this Lease. In the event of any such default, Lessor and any "Successor Lessor" [as defined in Sub-Section 21(d)] shall be entitled to exercise all remedies available under Section 24 of this Lease or, in the alternative, Lessor and any Successor Lessor may elect and shall be entitled to exercise any and all remedies as may be available either at law or in equity or by statute, including, without limitation, specific performance of such obligations of Lessee. Lessee also agrees that its obligation to execute and deliver the instruments described in Sub-Sections 21 (a) and (b) shall be specifically enforceable and if Lessor or any Successor Lessor elects to seek specific performance of such obligations of Lessee, Lessee hereby waives the defense that Lessor or such Successor Lessor has an adequate remedy at law, Lessee hereby agreeing that such Lessor or Successor Lessor will have no adequate remedy at law.

          (d) It is further agreed that (1) if any Mortgage shall be foreclosed or the Building or Land shall be transferred to a Mortgagee or other transferee pursuant to a dation en paiment (i) the liability of such Mortgagee, such transferee, or the purchaser at such foreclosure sale (collectively "Successor Lessor") as Lessor under this Lease shall exist only so long as such Successor Lessor is the owner of the Building or Land and such liability shall not continue or survive after further transfer of ownership, and (ii) upon request of any such Successor Lessor, Lessee will attorn, as Lessee under this Lease, to such Successor Lessor, and Lessee will execute such instruments as such Successor Lessor may reasonably require to evidence such attornment; and (2) this Lease may not be modified or amended so as to reduce the rent or shorten the term provided hereunder, or so as to adversely affect in any other respect to any material extent the rights of Lessor, nor shall this Lease be canceled or surrendered without the prior consent, in each instance, of the holder of the First Mortgage and of any lessor under any ground lease or other underlying lease of the Land or the Land and Building.

          Lessee agrees that if the Land or the Land and Building are now or hereafter subject to any ground lease or underlying lease which has priority over this Lease and title to the leasehold interest under such ground lease or underlying lease shall be merged into the ownership interest in the Land and Building, this Lease shall not terminate and Lessee shall attorn to the owner of the fee simple interest as Lessor under this Lease.

          (e) Should the holder of any First Mortgage require a modification or modifications of this Lease, which modification or modifications will not cause any increased cost or expense to Lessee or in any other way materially and adversely change the rights and obligations of Lessee hereunder, then and in such event, Lessee agrees that this Lease may be so modified and agrees to promptly execute and deliver whatever documents are required therefor and deliver the same to Lessor within 10 days following the request therefor. Should any Mortgagee require execution of a memorandum of lease for recording (containing the names of the parties, a description of the leased premises and the term of this Lease and any other matter required by applicable law) or a certification from Lessee concerning the Lease and such form as may be required by such Mortgagee, Lessee agrees to execute such short form of lease or certification and deliver the same to Lessor within 10 days following the request therefor.

          (f) Failure of Lessee to execute and deliver any instrument required by the holder of the First Mortgage pursuant to Sub-Sections 21(d) or (e) within 10 days after written demand therefor shall constitute a material default under this Lease. In addition to any other remedies provided for herein, if Lessee fails, within 10 days after written demand therefor, to execute and deliver any instruments as may be necessary or proper to effectuate or confirm any of the covenants of Lessee set forth above in this Section 21, Lessee hereby makes, constitutes and irrevocably grants Lessor a power-of-attorney coupled with an interest in the demised premises to execute and deliver any such instruments for and in the name of Lessee.

     22. Indemnification: The Lessor shall not be liable for any personal injury or death or any property loss or damage, whether it be the person or property of the Lessee, the Lessee's employees, agents, guests, or invitees, or otherwise, by reason of Lessee's occupancy of the leased premises or because of fire, flood, windstorm, acts of God, or by reason of any hidden or apparent defect or deficiency in or about the leased premises or the Building, or any condition, circumstance, event, or occurrence in or about the leased premises or the Building, or otherwise, even if such injury, death, loss or damage arose from the acts, negligence, or fault of Lessor or from a matter for which Lessor is strictly liable. The Lessee agrees to reimburse the Lessor for and to indemnify, defend, and save harmless the Lessor from and against any and all loss, damage, claim, demand, liability, or expense by reason of Lessee's breach of any covenants contained in this Lease (including, without limitation, the covenants contained in Paragraph 13(h) hereof), or any personal injury or death or property loss or damage (whether to Lessor's personnel or property or to the personnel or property of any other person or entity whatsoever) that may arise or be claimed to have arisen in whole or in part as a result of or that is in any way attributable to or connected with the occupancy or use of the leased premises and adjacent areas by the lessee or any other person or entity during the term of this Lease, or the acts or omissions of Lessee, its employees, agents, guests, invitees, or contractors, or any hidden or apparent defect or deficiency in or about the leased premises, or any condition, circumstance, event, or occurrence in, on, or about the leased premises or in any other way arising on account of any injury, death, loss, or damage caused to any person or property in, on, or about the leased premises, whether any such personal injury or death or property loss or damage with respect to which Lessee has agreed to reimburse Lessor and against which Lessee has agreed to indemnify

Lessor herein arises from the acts, negligence, or fault of Lessor or from a matter for which Lessor is strictly liable, or otherwise, providing, however, that the Lessee shall not be required to reimburse or indemnify Lessor as to loss or damage due to the sole gross negligence of Lessor. Lessee's reimbursement and indemnity obligations set out herein and in the other provisions of this Lease shall include, without limitation, any and all payments, settlements, judgments, damages, fines, assessments, losses, liabilities, interest, costs of defense, attorneys' fees and other legal costs, and other expenses, and shall survive the expiration or other termination of this Lease.

     23. Limitation of Liability: The term Lessor as used in this Lease shall be limited to mean and include only the owner or owners at the time in question of the ownership interest in the leased premises and in no event shall such term or any covenant be construed to impose a personal obligation upon the property manager or the leasing broker who is an independent contractor authorized by the owner of the leased premises to secure leases for the property of such owner. Nothing herein shall be construed to imply or impose a general agency relationship upon the property manager, the leasing broker or the owner of the leased premises. In the event of any transfer of title to such ownership interest, the Lessor herein shall be automatically freed and relieved from all applicable liability with respect to performance of any covenant or obligation on the part of Lessor, provided any deposits or advance rents held by Lessor are turned over to the grantee and said grantee expressly assumes, subject to the limitations of this paragraph, all the terms, covenants and conditions of this Lease to be performed on the part of Lessor, it being intended hereby that the covenants and obligations contained in this Lease on the part of Lessor shall, subject to all the provisions of this Section 23, be binding on Lessor, its successors and assigns, only during their respective successive periods of ownership.

Notwithstanding anything to the contrary contained in this Lease or in any Riders or Addenda hereto attached (collectively the "LEASE DOCUMENTS"), it is expressly understood and agreed by and between the parties hereto that:

     (a) The recourse of Lessee or its successors or assigns against Lessor with respect to the alleged breach by or on the part of Lessor of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents (collectively, "LESSOR'S LEASE UNDERTAKINGS") shall extend only to Lessor's interest in the real estate of which the premises demised under the Lease Documents are a part ("LESSOR'S REAL ESTATE") and not to any other assets of Lessor or its beneficiaries;

     (b) Neither Heitman Advisory Corporation, Heitman Properties Ltd. nor Heitman Properties of Louisiana Ltd. nor any of their respective directors, officers, employees or agents shall have any personal liability whatsoever with respect to any breach by Lessor of any of Lessor's Lease Undertakings; and

     (c) Except to the extent of Lessor's interest in Lessor's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Lessor's Lease Undertakings is assumed by, or shall at any time be asserted or enforceable against, Lessor, its beneficiaries, Heitman Advisory Corporation, Heitman Properties Ltd. or Heitman Properties of Louisiana Ltd., or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives.

     24.  Events of Default and Lessor's Remedies:

          (a) It shall be a material default and breach of this Lease if at any time during the term of this Lease (and regardless of the pendency of any bankruptcy, reorganization, receivership, insolvency or other proceeding, in law, in equity, or before any administrative tribunal, which have or might have the effect of preventing the Lessee from complying with the terms of this Lease):

               (i) Lessee shall fail to make payment of any installment of rent or of any other sum herein specified to be paid by Lessee, and if any such default shall not be cured within five (5) days after written notice of such failure to make any payment, or

               (ii) Lessee shall fail to observe or perform any of the Lessee's other covenants, agreements or obligations hereunder, and if such default shall not be cured within thirty (30) days after the Lessor shall have given to the Lessee written notice specifying such default or defaults, other than payment of money, or

               (iii) Lessee shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors, or

               (iv) Lessee shall voluntarily file, or have filed against it, a petition under any section or chapter of the Bankruptcy Code, as amended, or under any similar law or statute of the United States or any state thereof; or Lessee shall be adjudged bankrupt or insolvent in proceedings filed by or against Lessee thereunder, or

               (v) a receiver or trustee shall be appointed for all or substantially all of the assets of Lessee, or

               (vi)   Lessee shall vacate or abandon the leased premises.

          (b) In the event of any such default, the Lessor shall have the following rights at its election, then or at any time thereafter, and while such default or defaults shall continue, but without any further notice or putting in default, such notice and putting in default being hereby waived:

               (i) to proceed for all past due rent and other charges and all damages caused by such default, reserving its right to proceed later for the remaining rent and other charges becoming due hereunder and to enforce later its legal remedies hereunder; or

               (ii) to proceed for all past due rent and other charges and all damages caused by such default, to declare all unpaid installments of rent for the entire term of this Lease immediately due and payable, and to proceed to enforce its legal remedies hereunder, reserving its right to proceed later for payment of additional rent and other charges as such amounts become due; or

               (iii) to proceed for all past due rent and other charges and all damages caused by such default and to cancel and terminate this Lease, which cancellation shall be effective immediately, without putting Lessee in default, Lessee hereby assenting thereto and expressly waiving all legal notice to vacate as provided in Article 4701 of the Louisiana Code of Civil Procedure.

          (c) If Lessor elects option (b)(iii) and terminates this Lease, Lessee shall peacefully and quietly surrender to the Lessor the leased premises and all structures, buildings, improvements, and equipment located therein, and will execute and deliver to Lessor such instrument or instruments as shall be required by Lessor as will properly evidence termination of Lessee's rights hereunder and its interest therein. Upon such termination, Lessor will have the immediate right, but not the obligation, to re-lease the leased premises for such price and on such terms as may be immediately obtainable, and Lessee shall be and remain liable, not only for all rent and other charges due and all other obligations incurred up to the date of termination, but also for stipulated or liquidated damages for its nonperformance equal to the sum of the following:

               (i) the amount by which the total amount of all rent, and other charges that Lessee was to have paid under this Lease from the date on which Lessor's termination became effective to the originally fixed expiration date of this Lease (including, without limitation, the expiration date of any renewal term, if Lessee has exercised any right to renew), exceeds, at Lessor's option either (A) the total amount of rent and other charges payable by the new tenant of the leased premises during such period, or (B) the fair rental value of the Premises during such period; plus

               (ii) all expenses that Lessor may incur in reentering the leased premises, putting the leased premises and all structures, buildings, improvements and equipment located therein in proper repair, making such modifications as shall be required for any new tenants, protecting and preserving the leased premises by placing watchmen and caretakers therein, reletting the leased premises, including attorneys' fees and disbursements, sheriff's fees, and brokerage fees in doing so, and any and all expenses that Lessor may incur during the occupancy of the new tenant.

               In any case, Lessor may remove or cause to be removed, at Lessee's expense, any and all furniture and movable (personal) property whatsoever situated upon the leased premises and store the same in Lessor's or Lessee's name, all at the cost, expense, and risk of Lessee, without liability to Lessor for loss or injury thereto, and without prejudice to Lessor's lien and privilege securing all sums under this Lease. Lessor is hereby irrevocably authorized to sell any or all of such property at public or private sale, with or without legal proceedings, and with or without notice, demand, advertisement, appraisement, putting Lessee in default, or any other formality, and Lessor may purchase such contents at public or private sale and the proceedings thereof, after deducting all costs, charges, attorneys' fees, and expenses of such sale, shall be applied to the payment of rent, and all other sums and charges due under this lease, and the balance remaining after the payment of said rent and satisfaction of all other sums and charges shall belong and be paid to Lessee.

          (d) As an alternative to, and without limiting Lessor's remedies set out above, if Lessee abandons the leased premises, then Lessor will have the immediate right, at its option, to re-enter and take possession of the leased premises without legal proceedings as agent for lessee, to remove any and all property therefrom and deal with the same in accordance with the last paragraph of subparagraph (c), and to re-lease the leased premises on behalf of Lessee for such price and on such terms as may be immediately obtainable, all without incurring any liability to Lessee and without being deemed to have canceled this Lease, evicted Lessee, or relieved Lessee of any of its obligations under this Lease. Upon such re-entry and re-lease of the leased premises by Lessor, Lessee will receive the benefit of any rent collected from the new Lessee (after deduction therefrom by the Lessor of the costs, fees, and expenses of collection, the costs and expenses described in subparagraph (c)(ii) above, and all past due rent and other charges), but Lessee will remain liable for all of its obligations under this Lease.

          (e) The failure of Lessor to strictly and promptly enforce any of the above rights or any other right Lessor may have under this Lease, or to declare any default immediately upon the occurrence thereof, or any delay in taking any action in connection therewith, or the acceptance of any payment or rent or other charges after the date on which it is due, shall not constitute a waiver of any of Lessor's rights, Lessor expressly reserving the right always to enforce all the terms of this Lease, to cure any default of the Lessee and be reimbursed for all costs incurred or to exercise any of the options set forth in this Lease, as well as all rights belonging to Lessor by law, regardless of any extension or indulgence previously granted. Lessor shall have the right to declare any such default at anytime and to take any such action as might be lawful under this Lease, at law, or in equity. No right or remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any right or remedy of Lessor given hereunder, or now or hereafter existing at law or in equity.

          (f) If Lessee is in default in the performance of any terms, covenants, agreements, or conditions contained in this Lease, and Lessor places the enforcement of this Lease or any part thereof, or the collection of any rent or other charges due or to become due hereunder, or recovery of possession of the leased premises in the hands of an attorney, Lessee agrees to pay, on demand, all attorneys' fees and other expenses and fees incurred by Lessor in connection with such actions. In addition, the Lessee shall pay on demand all costs, charges, and expenses, including, without limitation, all attorneys' fees and other expenses and fees, incurred by Lessor in any litigation, negotiation, or transaction in which Lessee causes Lessor to become involved or concerned.

     26. Increase in Insurance: Lessee shall not do or permit any thing to be done upon, or bring or keep or permit anything to be brought or kept into or on, the leased premises which shall increase the rate of insurance on the buildings or on the property located therein. If by reason of the failure of Lessee to comply with the terms of this Lease, or by reason of Lessee's occupancy (even though permitted or contemplated by this Lease), the insurance rate shall at any time be higher than it would otherwise be, Lessee shall reimburse Lessor for that part of all insurance premiums charged because of such violation or occupancy by Lessee. If the Lessee installs any electrical equipment that overloads the lines in or leading to the leased premises, the Lessee shall, at Lessee's expense, repair any resulting damage and make whatever changes are necessary to comply with the requirements of the insurance underwriters and governmental authorities having jurisdiction. Lessee agrees to comply with any requirements or recommendations made by Lessor's insurance underwriter inspectors.

     27. Floor Load Limits: Lessee shall not place a load upon any floor of the leased premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Lessor reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Lessee, at Lessee's expense, in settings sufficient, in Lessor's judgment, to absorb and prevent vibration, noise and annoyance to occupants of the Building or adjacent property.

     28. Representations: Lessee has examined and knows the condition of the leased premises and has received the same in good order and repair, and no representations as to the condition of repair or otherwise have been made by Lessor or the agent of Lessor prior to or at the execution of this Lease that are not expressed herein. LESSEE HEREBY ACCEPTS THE LEASED PREMISES "AS IS" AND EXPRESSLY WAIVES ALL EXPRESS OR IMPLIED WARRANTIES AS TO THE LEASED PREMISES AND ALL MATTERS WHATSOEVER IN

CONNECTION WITH THE LEASED PREMISES, INCLUDING, WITHOUT LIMITATION, ALL EXPRESS OR IMPLIED WARRANTIES WITH RESPECT TO THEIR CONDITION, THEIR FITNESS FOR ANY PARTICULAR USE OR PURPOSE, THEIR QUALITY, THE ABSENCE OF HIDDEN OR APPARENT DEFECTS IN OR ABOUT THE LEASED PREMISES OR THE BUILDING, AND THE COMPLIANCE OF THE LEASED PREMISES OR THE BUILDING WITH REQUIREMENTS OF ANY OF LAW OR REGULATION OF ANY GOVERNMENTAL AUTHORITY.

     29. Cross-Default: If the term of any lease, other than this Lease, made by the Lessee for any space in the buildings shall be terminated or terminable after the making of this Lease because of any default by the Lessee under such other lease, then a default will be deemed to have occurred under this Lease, and Lessor will have the right, at its option, to exercise any or all of its rights and remedies provided under Paragraph 24 hereof.

     30. Insurance Requirements: The Lessee agrees to reimburse the Lessor for and to indemnify, defend, and save harmless the Lessor from and against any and all loss, damage, claim, demand, liability, or expense by reason of Lessee's breach of any covenants contained in this Lease (including, without limitation, the covenants contained in Paragraph 13(h) hereof), or any personal injury or death or property loss or damage (whether to Lessor's personnel or property or to the personnel or property of any other person or entity whatsoever) that may arise or be claimed to have arisen in whole or in part as a result of or that is in any way attributable to or connected with the occupancy or use of the leased premises and adjacent areas by the Lessee or any other person or entity during the term of this Lease, or the acts or omissions of Lessee, its employees, agents, guests, invitees, or contractors, or any hidden or apparent defect or deficiency in or about the leased premises, or any condition, circumstance, event, or occurrence in, on, or about the leased premises or in any other way arising on account of any injury, death, loss, or damage caused to any person or property in, on, or about the leased premises, whether any such personal injury or death or property loss or damage with respect to which Lessee has agreed to reimburse Lessor and against which Lessee has agreed to indemnify Lessor herein arises from the acts, negligence, or fault of Lessor or from a matter for which Lessor is strictly liable, or otherwise, providing, however, that the Lessee shall not be required to reimburse or indemnify Lessor as to loss or damage due to the sole gross negligence of Lessor. Lessee's reimbursement and indemnity obligations set out herein and in the other provisions of this Lease shall include, without limitation, any and all payments, settlements, judgments, damages, fines, assessments, losses, liabilities, interest, costs of defense, attorneys' fees and other legal costs, and other expenses, and shall survive the expiration or other termination of this Lease.

     Lessee agrees to maintain in full force and effect at all times during the term of this Lease, at its own expense, for the protection of Lessee and Lessor, as their interest may appear, policies of insurance issued by a responsible carrier or carriers acceptable to Lessor which afford the following coverages:

          (a) Comprehensive General Liability Insurance--Not less than $1,000,000 Combined Single Limit for both bodily injury and property damage.

          (b) Fire and Extended Coverage, Vandalism and Malicious Mischief, Sprinkler Leakage (where applicable) insurance, to cover all of Lessee's stock in trade, fixtures, furniture, furnishings, removable floor coverings, trade equipment, signs and all other decorations placed by Lessee in or upon the leased premises.

          (c) Worker's Compensation and other insurance as required by Louisiana statutes.

          (d)  Employer's Liability--Not less than $100,000.

     Lessee shall deliver to Lessor at least ten (10) days prior to the first time such insurance is required to be carried by Lessee, and thereafter at least thirty (30) days prior to expiration of such policy, Certificates of Insurance evidencing the above coverage with limits not less than those specified above. Such Certificates shall name Lessor, its subsidiaries, directors, officers, partners, agents and employees, as listed on Exhibit C attached hereto and made a part hereof, as additional insureds and shall expressly provide that the interest of same therein shall not be affected by any breach by Lessee of any policy provision for which such Certificates evidence coverage. Further, all Certificates shall expressly provide that no less than thirty (30) days prior written notice (in accordance with Paragraph 5 hereof) shall be given Lessor in the event of material alteration to, or cancellation of, the coverages evidenced by such Certificates.

A FAILURE TO PROVIDE SUCH INSURANCE COVERAGE SHALL BE DEEMED A DEFAULT IN THIS LEASE.

     If, on account of the failure of Lessee to comply with the foregoing provisions, Lessor is adjudged a co-insurer by its insurance carrier, then any loss or damage Lessor shall sustain by reason thereof shall be borne by Lessee and shall be immediately paid by Lessee upon receipt of a bill thereof and evidence of such loss.

     Lessor makes no representation that the limits of liability specified to be carried by Lessee under the terms of this Lease are adequate to protect Lessee, and in the event Lessee believes that any such insurance coverage called for under this Lease is insufficient, Lessee shall provide at its own expense, such additional insurance as Lessee deems adequate.

     Lessor shall at all times during the term of this Lease, at its expense, maintain a policy or policies of insurance, issued by and binding upon some solvent insurance company, insuring the buildings against loss or damage by fire, explosion or other hazards and contingencies for the full insurable value, provided that Lessor shall not be obligated to insure any furniture, equipment, machinery, goods or supplies not covered by this Lease which Lessee may bring or obtain upon leased premises, or any additional improvements which Lessee may construct on the leased premises. Lessor reserves the right to self-insure such buildings.

     Anything in the Lease to the contrary notwithstanding, Lessor and Lessee hereby waive and release each other of and from any and all rights of recovery, claim, action or cause of action, against each other, their agents, officers and employees, for any loss or damage that may occur to the leased premises, the Building and the buildings, improvements to the Building and buildings of which the leased premises are a part, (movable) personal property (building contents) within the Building and the buildings, any furniture, equipment, machinery, goods or supplies not covered by this Lease which Lessee may bring or obtain upon the leased premises or any additional improvements which Lessee may construct on the leased premises, by reason of fire, the elements or any other cause which could be insured against under the terms of standard fire and extended coverage insurance policies, regardless of cause or origin, including negligence of Lessor or Lessee and their agents, officers and employees. Because this paragraph will preclude the assignment of any claim mentioned in it by way of subrogation (or otherwise) to an insurance company (or any other person), each party to this Lease agrees immediately to give to each insurance company, written notice of the terms of the mutual waivers contained in this paragraph, to have the insurance policies properly endorsed to prevent the invalidation of the insurance coverages by reason of the mutual waivers contained in this paragraph, and to have each insurance policy contain a waiver of subrogation clause in form and substance satisfactory to the other party in which each underwriter waives all of it rights, under legal or conventional subrogation, or otherwise, against the other party. Lessee also waives and releases Lessor, its agents, officers and employees, of and from any and all rights of recovery, claim, action, or cause of action for any loss or damage insured against under any other policies of insurance carried by Lessee, and will require each such insurance policy to contain a waiver of subrogation clause in which each underwriter waives all of its rights under legal or conventional subrogation, or otherwise, against Lessor, its agents, officers and employees.

     31. Partial Invalidity: If any term or provision of this Lease or the application thereof to any person or circumstance shall to any extent be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable shall not be affected thereby and such term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     32. Default by Lessor: Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within thirty (30) days after written notice by Lessee to Lessor, specifying wherein Lessor has failed to perform such obligations, providing that if the nature of Lessor's obligation is such that more than (30) days are required for performance, then Lessor shall not be in default if Lessor commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

     33. Estoppel Letters: At any time, and from time to time, upon not less than fifteen (15) days prior written request by Lessor, Lessee shall execute, acknowledge and deliver to the Lessor a statement in writing certifying whether this Lease is unmodified and in full force and effect (or if there have been modifications that the same is in full force and effect as modified), stating the modifications and the dates to which the annual rent and other charges have been paid and stating whether or not to the best knowledge of the signer of the certificate, the Lessor is in default in performance of any other covenants, agreements or condition contained in this Lease and, if so, specifying each such default of which the signer may have knowledge. It is intended that any such statement furnished by Lessee may be relied upon by Lessor, any prospective purchaser or encumbrancer of the leased premises, or by any other person or persons having a valid interest therein.

     Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance. If Lessor desires to finance, refinance or sell immovable (real) property a part of which are the leased premises, Lessee hereby agrees to deliver to any prospective lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. All such financial statements shall be received by Lessor in confidence and shall be used only for the purposes herein set forth.

     34. Easements and Servitudes: It is expressly agreed that the Lessee does not hereby and shall not by any use hereafter, acquire any right, easement, or servitude to the use of any door or passageway in any portion of the Building or in any premises adjoining such Building, except the easement or servitude of necessity for ingress and egress, if any, in the doors and passageway directly connecting with the leased premises, provided however, it is expressly agreed that the Lessor shall have the right to close or obstruct any door or passageway into or from or connecting with the leased premises and to interfere with the use thereof, whenever Lessor deems it necessary to effect alterations or repairs thereto or in and about any premises adjoining such doorways or passageways.
The use of any door or passageway into or from or connecting with any premises or building adjoining the Building in which the leased premises are situated, may be regulated, discontinued, or prohibited at any time by the Lessor without notice to the Lessee.

     Lessor hereby expressly reserves an easement and servitude through the walls and across the ceiling of the leased premises for the purpose of putting in and maintaining any utility lines servicing any portion of the Building in which the leased premises is a part.

     35. Non-Reinstatement: No receipt of money by the Lessor from the Lessee after the termination of this Lease or after the service of any notice or after the commencement of any suit, or after final judgment for possession of the leased premises shall reinstate, continue or extend the term of this Lease or affect any such notice, demand or suit.

     36. Effect of Submission: Submission of this instrument for examination and consideration does not constitute a reservation of or option for the leased premises. The instrument becomes effective as a lease only upon execution and delivery by both Lessor and Lessee.

     37. Leasing Broker: Lessee warrants that it has had no dealings with any broker or agent in connection with this Lease other than Heitman Properties of Louisiana Ltd. and Reynolds, Sumrow & Scruggs, Inc. and covenants to pay, hold harmless and indemnify Lessor from and against any and all costs, expenses or liability for any compensation, commissions, and charges claimed by any other broker or agent (other than the broker named above) with respect to this Lease or the negotiation thereof with whom Lessee had dealings. Lessor will pay to Reynolds, Sumrow & Scruggs, Inc. in accordance with a separate commission agreement a real estate leasing commission of $4,597.25 upon the execution of a Suite Acceptance Agreement by Lessee for the premises leased under this Lease agreement.

     38. Relocation of Lessee: Lessor reserves the right after the execution or during the term of this Lease, at its sole cost and expense to remove the Lessee from the leased premises specified herein and relocate Lessee in some other space of Lessor's choosing of approximately the same dimensions and size within the buildings which other space shall be decorated by Lessor at Lessor's expense and in its discretion to use such decorations and materials from the existing premises or other materials so that the space in which Lessee is relocating shall be comparable in its interior design and decoration to the premises from which Lessee is removed; provided however, that if Lessor exercises its election to remove and relocate the Lessee in other space within the buildings, which is at that time leasing for a higher rate of base rent, then Lessee shall not be required to pay the difference between the base rent of the leased premises and the higher base rent of the space in which Lessee is relocated; provided, further that if Lessee is removed and relocated in other space within the buildings which is then leasing at a base rent less than the base rent of the premises at that time, Lessee's rent shall be reduced to the base rent then being charged for the space in which Lessee has been relocated. Lessee, by the execution of this Lease acknowledges the foregoing right of Lessor, and no rights herein granted to Lessee, including but not limited to the right of peaceful and quiet enjoyment, shall be deemed or construed to have been breached or interfered with by reason of Lessor's exercise of the rights herein reserved in this Paragraph 38. The removal and relocation of Lessee, and Lessor's sole obligation for costs and expenses of removal and relocation shall be the actual cost of relocating and decorating the space in which Lessee is relocated, and Lessee agrees that Lessor's exercise of its election to remove and relocate Lessee shall not terminate the Lease or release the Lessee in whole or in part from Lessee's obligation to pay rents and perform the covenants and agreements hereunder for the full term of this Lease.

     39. Administrative Charges: In the event any check, bank draft or negotiable instrument given for any money payment hereunder shall be dishonored at any time and from time to time, for any reason whatsoever not attributable to Lessor, Lessor shall be entitled, in addition to any other remedy that may be available, (i) to make an administrative charge of $25.00, or ten percent (10%) of the face value of the check, bank draft or negotiable instrument, whichever is greater, and (ii) at Lessor's sole option, to require Lessee to make all future rental payments in cash or cashiers check.

     40. Non-Waiver: No waiver of any covenant or condition of this Lease by either party shall be deemed to imply or constitute a further waiver of the same covenant or condition or any other covenant or condition of this Lease.

     41. Construction of Language: The terms "Lease", "Lease Agreement" or "Agreement" shall be inclusive of each other, also to include renewals, extensions or modifications of the Lease. Words of any gender used in this Lease shall be held to include any other gender and words in the singular shall be held to include the plural and the plural to include the singular when the sense requires. The paragraph headings, titles and margin notations are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     42. Parking: Lessee shall abide by all rules and regulations regarding the use of the parking area as may now exist or as may hereinafter be promulgated by Lessor. Lessor reserves the right to modify, restripe and otherwise change the location of drives, parking spaces and parking areas. Lessor may, but shall have no obligation to, designate certain parking spaces for trucks, handicapped persons or designated tenants as Lessor, in its sole discretion, may deem necessary for the professional and efficient operation of the complex. Lessor shall have the right to reasonably restrict the location of truck/tractor trailers for the overall benefit of all tenants, it being agreed by Lessee that it is not the intent of this Lease to provide unrestricted parking for truck/tractor trailers. Lessee agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other tenants in the use of parking facilities. Lessee will reimburse Lessor upon demand for any damage caused to the parking surfaces or facilities caused by Lessee's or any of its employees', agents', or invitees' trucks/tractor trailers or any other vehicles. Lessor reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate parking spaces among Lessee and other tenants. At no time shall the parking of any vehicle be permitted in the fire lanes serving Lessor's property.

     43. Delay of Possession: In the event Lessor is unable to tender possession of the leased premises because of the unauthorized holding over of any tenant or tenants or due to delays in construction or any other reason, as long as such inability continues, a per diem abatement of the rent shall be allowed to Lessee but nothing shall operate to extend the term of this Lease beyond the original expiration date and said abatement of rent shall be the total limit of liability of Lessor to Lessee for any losses or damages incurred by Lessee due or related to such delay in obtaining possession of the leased premises.

     44. Waiver: To the extent allowed by law, Lessee hereby waives (i) the right to a jury trial in any action or proceeding regarding this Lease and the tenancy created thereunder and (ii) the right to interpose any counterclaim (except a mandatory counterclaim under Louisiana law or procedure) if Lessor pursues any action or proceeding for possession of the leased premises.

     45. Termination by Lessee: This Lease shall not be terminable for any reason by the Lessee, except as expressly provided for in this instrument. Without limiting the generality of the foregoing, damage to or destruction of any portion or all of the buildings, structures and fixtures upon the premises by fire, the elements or any other cause whatsoever, whether or not without fault on the part of the Lessee shall not terminate this Lease or entitle the Lessee to surrender the leased premises, or entitle the Lessee to any abatement of or reduction in rent payable by the Lessee hereunder, except as specifically provided in this Lease, or otherwise affect the respective obligations of the parties hereto, any present or future law to the contrary notwithstanding.

     46. Entire Agreement: This Lease contains and embodies the entire agreement of the parties hereto and no representations, inducements or agreements, oral or otherwise, between the parties not contained and embodied herein shall be of any force or effect, and that same may not be modified, changed, amended or terminated in whole or in part orally or in any other manner than by an agreement in writing duly signed by all of the parties hereto.

     47.  Miscellaneous:

          (a) Successors. This Lease, subject to the provisions on assignment and insolvency, shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. Any transfer of this Lease whether by Lessee or by any assigns of Lessee by operation of law or by voluntary assignment, with or without the consent of Lessor, shall not diminish, alter, or prejudice the direct and primary liability of Lessee under this Lease and the covenants hereof.

          (b) Construction. This Lease shall be construed according to the laws of the State of Louisiana.

          (c) Interest on past due obligations. Except as expressly herein otherwise provided, any amount due from Lessee not paid when due shall bear interest at the rate of 18% interest per annum from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease.

          (d) Time of essence. Time is of the essence in the performance of all conditions hereunder of which time is a factor.

          (e) Section Headings. The heading of Sections are for convenience only and do not limit, expand or construe the contents of the Sections.

          (f) Accord and Satisfaction. No payment by Lessee or receipt by Lessor of a lesser amount than any installment or payment of rent or other amounts due shall be deemed to be other than on account of the amount due, and no endorsement or statement on any check or any letter accompanying any check or payment shall be deemed an accord and satisfaction, and Lessor may accept such check or payment without prejudice to Lessor's rights to recover the balance of such installment or payment or pursue any other remedies available to Lessor under this Lease or at law or in equity.

          (g) Survival. Each and every covenant, agreement and obligation of Lessee hereunder shall survive the expiration or termination of this Lease until such covenant, agreement or obligation has been fully performed by Lessee.

     48. This Lease will not be binding upon Lessor unless it is signed by three co-trustees of SLIP Trust.

     49. Leasehold Improvements will be performed in accordance with the Work Letter Exhibit E attached hereto.

     IN WITNESS WHEREOF, Lessee and Lessor have caused this instrument to be executed as of the date first above written, by their respective officers of parties thereunto duly authorized.

Signed and sealed in the presence of:   LESSOR:

/s/ Mary Ann Moss                       Stephen Perlmutter, Howard J. Edelman,
- ------------------------------------
                                        Daniel P. Poulin, Herbert W. Kuehnle,
                                        Roger E. Smith, Marla Freeman and Stuart
                                        C. Katz, not individually, but solely as
                                        co-trustees of

/s/ [signature illegible]               SLIP Trust, a Louisiana trust
- ------------------------------------

/s/ [signature illegible]               By:/s/ [signature illegible]
- ------------------------------------       -------------------------------------
                                                        a trustee

/s/ Jeannine M. Solkowski
- ------------------------------------
                                        By:/s/ Howard J. Edelman
                                           -------------------------------------
                                                     a trustee

/s/ [signature illegible]
- ------------------------------------
                                        By:/s/ [signature illegible]
                                           -------------------------------------
                                                       a trustee
/s/ [signature illegible]
- ------------------------------------
                                                (CORPORATE SEAL)

Signed and sealed in the presence of:   LESSEE:

/s/ Judith E. Rush                      WIRE CABLE SPECIALTIES CORP.
- ------------------------------------
                                        OF GEORGIA

/s/ [signature illegible]               By:/s/ Paul R. Monahan
- ------------------------------------       -------------------------------------

                                               Its:Vice President
                                                   -----------------------------


                                        Attest:_________________________________


                                                      Its:______________________

                                                      (CORPORATE SEAL)

Notary Public, Fulton County, Georgia
My commission expires September 12, 1995

/s/ Judith E. Rush
- ----------------------------------------

     RIDER TO LEASE dated April 28, 1993 between SLIP Trust, a Louisiana trust, (hereinafter referred to as "Lessor"), and Wire & Cable Specialties Corp. of Georgia, (hereinafter referred to as "Lessee").


50. Lessor and Lessee agree that this Lease shall be amended to include the following renewal option:

     A. If at that time delivery of notice is required to exercise this option, and if at the time the subject renewal term is to commence, Lessee is not in default with respect to any terms and conditions contained herein, the Lessee, but not any assignee or sublessee, shall have an option to renew ("Renewal Option") this Lease for three (3) years ("Renewal Term") which shall commence on June 1, 1996 and expire on May 31, 1999, on the same terms and conditions as set forth herein, provided that Lessee gives Lessor written notice six (6) months prior to the expiration of the then current term, except that the rental for the Renewal Term shall be based on the then prevailing rental rate for this property, but in no event shall the rental rate for the Renewal Term be less than the then adjusted rental rate during the last year of the prior term.

          For purposes of the preceding sentence, "prevailing rental rate" shall mean the total rental rate being quoted by landlord to third party tenants at the time of the relevant renewal for similar space, including all fixed and/or indexed rental adjustments and all rental adjustments for taxes and expenses for the leased premises, within the Building.

     B. In the event Lessee exercises the Renewal Option, Lessor and Lessee shall execute and deliver an amendment to this Lease reflecting the renewal of the Term of this Lease on the terms herein provided, which amendment shall be executed and delivered promptly after written notice is received.

     C. Lessee agrees to accept the Leased Premises in an "as-is" physical condition on the commencement date of the Renewal Term and Lessee shall not be entitled to any credit or allowance from Lessor for the improvement hereof or otherwise.

     D. The Renewal Option herein granted shall automatically terminate upon the earlier to occur of (i) expiration or termination of this Lease,
          (ii) the termination of Lessee's right to possession of the Leased Premises, (iii) the assignment of this Lease by Lessee or the sublease by Lessee of the Leased Premises, or any part thereof, or (iv) the failure of Lessee to timely or properly exercise the Renewal Option.

                                   EXHIBIT A

                    FLOOR PLAN OR LAYOUT OF LEASED PREMISES

                        (APPROXIMATELY 11,100 SQ. FT.)
                                       ------


                            (OFFICE 1,496 SQ. FT.)
                                    -----


                           (WAREHOUSE 9,604 SQ. FT.)
                                      -----


LESSEE    WIRE AND CABLE SPECIALTIES CORP. OF GEORGIA
      --------------------------------------------------------------------------


                   [Floor Plan diagram appears on original]

                                     -A-1-

                                   EXHIBIT B

                             RULES AND REGULATIONS

     1. Lessee, its officers, agents, servants and employees shall not block or obstruct any of the entries, passages, doors, hallways or stairways of building or garage, or place, empty or throw any rubbish, litter, trash or material of any nature into such areas, or permit such areas to be used at any time except for ingress or egress of Lessee, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees.

     2. The movement of furniture, equipment, machines, merchandise or materials within, into or out of the leased premises or the building not in the ordinary course of Lessee's business as permitted herein, shall be restricted to time, method and routing of movement as determined by Lessor upon request from Lessee and Lessee shall assume all liability and risk to property, the leased premises and the building in such movement. The movement of furniture, equipment, machines, merchandise or materials within, into or out of the leased premises in the ordinary course of Lessee's permitted business shall also be at Lessee's sole risk and responsibility and shall be conducted in such a fashion as not to cause damage or injury to the leased premises or the building or to disturb other occupants thereof. Lessee shall not move furniture, machines, equipment, merchandise or materials within, into or out of the leased premises or the building not in the ordinary course of Lessee's permitted business without having first obtained a written permit from Lessor twenty-four (24) hours in advance. Safes and other heavy fixtures, equipment or machines intended to be kept permanently in the leased premises shall be moved into the leased premises or the building only with Lessor's written consent and placed where directed by Lessor.

     3. Lessor will not be responsible for lost or stolen personal property, equipment, money or any article taken from leased premises, regardless of how or when loss occurs.

     4. Lessee, its officers, agents, servants and employees shall not install or operate any refrigerating, heating or air conditioning apparatus or carry on any mechanical operation or bring into leased premises any inflammable fluids or explosives without written permission of Lessor.

     5. Lessee, its officers, agents, servants or employees shall not use leased premises, for housing, lodging or sleeping purposes or for the cooking or preparation of food without written permission of Lessor.

     6. Lessee, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees shall not bring into the leased premises or keep on leased premises any fish, fowl, reptile, insect or animal without prior written consent of Lessors.

     7. No additional locks shall be placed on any door in building without the prior written consent of Lessor. Lessor will furnish two keys to each lock on doors in the leased

                                     -B-1-
premises and Lessor, upon request of Lessee, shall provide additional duplicate keys at Lessee's expense. Lessor may at all times keep a pass key to the leased premises. All keys shall be returned to Lessor promptly upon termination of this Lease.

     8. Lessee, its officers, agents, servants or employees shall do no painting or decorating in leased premises; or mark, paint or cut into, drive nails or screw in to nor in any way deface any part of leased premises or building without the prior written consent of Lessor. If Lessee desires signal, communication, alarm or other utility or service connection installed or changed, such work shall be done at expense of Lessee, with the approval and under the direction of Lessor.

     9. Lessee, its officers, agents, servants and employees shall not permit the operation of any musical or sound-producing instruments or device which may be heard outside leased premises, or which may emanate electrical waves or x-rays or other emissions which will impair radio or television broadcasting or reception from or in building, or be hazardous to health, well-being or condition of persons or property.

     10. Lessee, its officers, agents, servants and employees shall, before leaving leased premises unattended, close and lock all doors and shut off all lights, business equipment and machinery. Damage resulting from failure to do so shall be paid by Lessee. Each Lessee, before closing for the day and leaving the leased premises shall see that all doors are locked.

     11. All plate and other glass now in leased premises or building which is broken through cause attributable to Lessee, its officers, agents, servants, employees, patrons, licensees, customers, visitors or invitees shall be replaced by and at expense of Lessee under the direction of Lessor.

     12. Lessee shall give Lessor prompt notice of all accidents to or defects in air conditioning equipment, plumbing, electric facilities or any part or appurtenance of leased premises.

     13. The plumbing facilities shall not be used for any other purpose than that for which they are constructed, and no foreign substance of any kind shall be thrown therein, and the expense of any breakage, stoppage, or damage resulting from a violation of this provision shall be borne by Lessee, who shall, or whose officers, employees, agents, servants, patrons, customers, licensees, visitors or invitees shall, have caused it. Lessor shall not be responsible for any damage due to stoppage, backup or overflow of the drains or other plumbing fixtures.

     14. All contractors and/or technicians performing work for Lessee within the leased premises, building or garage facilities shall be referred to Lessor for approval before performing such work. This shall apply to all work including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and all installations affecting floors, walls, windows, doors, ceilings, equipment or any other physical feature of the building, leased premises or garage facilities. None of this work shall be done by Lessee without Lessor's prior written approval.

     15. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the building, without the prior written consent of Lessor.

     16. Neither Lessee nor any officer, agent, employee, servant, patron, customer, visitor, licensee or invitee of any Lessee shall go upon the roof of the building, without the written consent of the Lessor.

     17. In the event Lessee must dispose of crates, boxes, etc. which will not fit into wastepaper baskets, it will be the responsibility of Lessee to dispose of same properly.

     18. If the leased premises shall become infested with vermin, roaches, or other undesirable creatures, Lessee, at its sole cost and expense, shall cause the leased premises to be professionally treated from time to time to the satisfaction of Lessor and shall employ such exterminators for this purpose as shall be approved by Lessor.

     19. Lessee shall not install any antenna or aerial wires, radio or television equipment or any other type of equipment inside or outside of the building without Lessor's prior approval in writing and upon such terms and conditions as may be specified by Lessor in each and every instance.

     20. Lessee shall not make or permit any use of leased premises, building or garage facilities which, directly or indirectly, is forbidden by law, ordinance or governmental or municipal regulation, code or order or which may be disreputable or dangerous to life, limb or property.

     21. Lessee shall not advertise the business, profession or activities of Lessee in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto, use the name of the building for any purpose other than that of the business address of Lessee or use any picture or likeness of building or the building name in any letterheads, envelopes, circulars, notices, advertisements, containers or wrapping material without Lessor's express consent in writing.

     22. Lessee shall not conduct its business and/or control its officers, agents, employees, servants, patrons, customers, licensees and visitors in such a manner as to create any nuisance or interfere with, annoy or disturb any other tenant or Lessor in its operation of the building or commit waste or suffer or permit waste to be committed in leased premises.

     23. The Lessee shall not install in the leased premises any equipment which uses a substantial amount of electricity without the advance written consent of the Lessor. The Lessee shall ascertain from the Lessor the maximum amount of electrical current which can safely be

                                     -B-3-
used in the leased premises, taking into account the capacity of the electric wiring in the Building and the leased premises and the needs of other tenants in the buildings and shall not use more than such safe capacity. The Lessor's consent to the installation of electric equipment shall not relieve the Lessee from the obligation not to use more electricity than such safe capacity.

     24. The Lessee, without the prior written consent of Lessor, shall not lay linoleum or other similar floor covering.

     25. No outside storage of any materials, pallets, disabled vehicles, etc., will be permitted including but not limited to trash, except in approved containers.


                                                       INITIALS:

                                                       Lessee:

                                                       Lessor:

                                     -B-4-

                                   EXHIBIT C

                              ADDITIONAL INSUREDS

Additional insured pursuant to the requirements outlined in Section 30:

     SLIP Trust, a Louisiana trust, all trustees and successors thereof and beneficiaries thereunder; Heitman Advisory Corporation; Heitman Properties Ltd.; Heitman Properties of Louisiana Ltd.; and their respective agents, and employees.

     The Insurance Certificate should be sent to: Heitman Properties of
                                                  Louisiana Ltd.
                                                  520 Elmwood Park Boulevard
                                                  Suite 115
                                                  Jefferson, Louisiana
                                                  Attention: Property Manager

                                     -C-1-

                                   EXHIBIT D

                                   GUARANTY



                      THIS PAGE WAS INTENTIONALLY OMITTED
                      -----------------------------------

                                     -D-1-

                                   EXHIBIT E
                             WORK LETTER AGREEMENT
                             ---------------------


                            [LESSOR PERFORMS WORK]
                                  [ALLOWANCE]

     This Work Letter Agreement "Work Letter") is executed simultaneously with that certain Office Lease (the "Lease") between Wire & Cable Specialties Corp.
                                                ------------------------------
of Georgia, as "Lessee", and SLIP Trust, a Louisiana Trust, as "Lessor",
- ----------
relating to demised premises ("Premises") at the building commonly know as 6565
                                                                           ----
Exchequer Drive, Baton Rouge, Louisiana (the "Building"), which Premises are
- ---------------  -----------
more fully identified in the Lease. Capitalized terms used herein, unless otherwise defined in this Work Letter, shall have the respective meanings ascribed to them in the Lease.

     For and in consideration of the agreement to lease the Premises and the mutual covenants contained herein and in the Lease, Lessor and Lessee hereby agree as follows:

     1.   LESSEE'S INITIAL PLANS: THE WORK.  Lessee desires Lessor to perform
          ---------------------------------
certain leasehold improvement work in the Premises in substantial accordance with the plan or plans (collectively, the "Initial Plan") prepared by Tilt-Up
                                                                      -------
Concrete Construction dated April 26, 1993, a copy or copies of which is/are
- ---------------------       --------------
attached hereto as Lease Exhibit A. Such work, as shown in the Initial Plan and as more fully detailed in the Working Drawings (as defined and described in Paragraph 2 below), shall be hereinafter referred to as the "Work". Not later than May 1, 1993, Lessee shall furnish to Lessor such additional plans,
     -----------
drawings, specifications and finish details as Lessor may reasonably request to enable Lessor's architects and engineers to prepare mechanical, electrical and plumbing plans and to prepare the Working Drawings, including a final telephone layout and special electrical connection requirements, if any. All plans, drawings, specifications and other details describing the Work which have been or are hereafter furnished by or on behalf of Lessee shall be subject to Lessor's approval, which Lessor agrees shall not be unreasonably withheld. Lessor shall not be deemed to have acted unreasonably if it withholds its approval of any plans, specifications, drawings or other details or of any Additional Work (as defined in Paragraph 7 below) because, in Lessor's reasonable opinion, the work, as described in any such item, or the Additional Work, as the case may be: (a) is likely to adversely affect Building systems, the structure of the Building or the safety of the Building and/or its occupants; (b) might impair Lessor's ability to furnish services to Lessee or other tenants in the building; (c) would increase the costs of operating the Building; (d) would violate any governmental laws, rules or ordinance (or interpretations thereof); (e) contains or uses hazardous or toxic materials or substances; (f) would adversely affect the appearance of the Building; (g) might adversely affect another tenant's premises; (h) is prohibited by and ground lease affecting the Building or any mortgage, trust deed or other instrument encumbering the building; or (i) is likely to be substantially delayed because of unavailability or shortage of labor or materials necessary to perform such work or the difficulties or unusual nature of such work.

                                     -E-1-

The foregoing reasons, however, shall not be the only reasons for which Lessor may withhold its approval, whether or not such other reasons are similar of dissimilar to the foregoing. Neither the approval by Lessor of the Work or the Initial Plan or any other plans, drawings, specifications or other items associated with the Work not Lessor's performance, supervision or monitoring of the Work shall constitute any warranty by Lessor to Lessee of the adequacy of the design for Lessee's intended use of the Premises.

     2.   WORKING DRAWINGS.  If necessary for the performance of the Work and
          -----------------
not included as part of the Initial Plan attached hereto, Lessor shall prepare or cause to be prepared final working drawings and specifications for the Work (the "Working Drawings") based on and consistent with the Initial Plan and the other plans, drawings, specifications, finish details and other information furnished by Lessee to Lessor and approved by Lessor pursuant to Paragraph 1 above. So long as the Working Drawings are consistent with the Initial Plan, Lessee shall approve the Working Drawings within three (3) days after receipt of same from Lessor by initialing and returning to Lessor each sheet of the Working Drawings or by executing Lessor's approval form then in use, whichever method of approval Lessor may designate.

     3.   PERFORMANCE OF THE WORK: ALLOWANCE.  Except as hereinafter provided to
          -----------------------------------
the contrary, Lessor shall cause the performance of the Work using (except as may be stated or shown otherwise in the Working Drawings) building standard materials, quantities and procedures then in use by Lessor ("Building Standards"). Lessor shall pay for a portion of the "Cost of the Work" (as defined below) in an amount not to exceed $72,285.00 (such amount being $6.51
                                           ----------                    ----
per rentable square foot of the Premises which is to be improved, as described in the Working Drawings) (the "Allowance"), and Lessee shall pay for the entire Cost of Work in excess of the Allowance. Lessee shall not be entitled to any credit, abatement or payment from Lessor in the event that the amount of the Allowance specified above exceeds the Cost of the Work. For purposes of this Agreement, the term "Cost of the Work" shall mean and include any and all costs and expenses of the Work, including, without limitation, the cost of the Working Drawings and of all labor (including overtime) and materials constituting the Work.

     4. PAYMENT. Prior to commencing the Work, Lessor shall submit to Lessee a written statement of the total Cost of the Work (which shall include the amount of any overtime projected as necessary to substantially complete the Work by the Commencement Date specified in the Lease) as then known by Lessor, and such statement shall indicate the amount, if any, by which the total Cost of the Work exceeds the Allowance (the "Excess Costs"). Lessee agrees, within three (3) days after submission to it of such statement, to execute and deliver to Lessor, in the form then in use by Lessor, an authorization to proceed with the Work, and Lessee shall also then pay to Lessor an amount equal to the Excess Costs. No Work shall be commenced until Lessee has fully complied with the preceding provisions of this Paragraph 4. In the event, and each time, that any change order by Lessee, unknown field condition, delay caused by acts beyond Lessor's control or other event or circumstance causes the Cost of the Work to be increased after the time that Lessor delivers to Lessee the aforesaid initial statement of the Cost of the Work, Lessor shall deliver to Lessee a revised statement of the total Cost of the Work,

                                     -E-2-
indicating the revised calculation of the Excess Costs, if any. Within three (3) days after submission to Lessee of any such revised statement, Lessee shall pay to Lessor an amount equal to the Excess Costs, as shown in such revised statement, less the amounts previously paid by Lessee to Lessor on account of the Excess Costs, and Lessor shall not be required to proceed further with the Work until Lessee has paid such amount. Delays in the performance of the Work resulting from the failure of Lessee to comply with the provisions of this Paragraph 4 shall be deemed to be delays caused by Lessee.

     5.   SUBSTANTIAL COMPLETION.  Except for installation of the 480 volt 3
          -----------------------
phase electrical service, construction of the warehouse demising walls and sealing of the warehouse floor which will be completed as soon as possible after full execution of the Lease, landlord shall cause the Work to be "substantially completed" on or before June 15, 1993, subject to delays caused by strikes, lockouts, boycotts or other labor problems, casualties, discontinuance of any utility or other service required for performance of the Work, unavailability or shortages of materials or other problems in obtaining materials necessary for performance of the Work or any other matter beyond the control of Lessor (or beyond the control of Lessor's contractors or subcontractors performing the
Work) and also subject to "Lessee Delays" (as defined and described in Paragraph 6 of this Work Letter). The Work shall be deemed to be "substantially completed" for all purposes under this Work Letter and the Lease if and when Lessor's architect issues a written certificate to Lessor and Lessee, certifying that the Work has been substantially completed (i.e., completed except for "punch list" items listed in such architect's certificate) in substantial compliance with the Working Drawings, or when Lessee first takes occupancy of the office space to be constructed in the Premises, whichever first occurs. If the Work is not deemed to be substantially completed on or before June 15, 1993, (a) Lessor agrees to use reasonable efforts to complete the Work as soon as practicable thereafter,
(b) the Lease shall remain in full force and effect, (c) Lessor shall not be deemed to be in breach or default of the Lease or this Work Letter as a result thereof and Lessor shall have no liability to Lessee as a result of any delay in occupancy (whether for damages, or otherwise), (d) Lessee's obligation to pay Base Rent and additional rent for the Premises shall be abated for each day of any delay in occupancy. At the request of either Lessor or Lessee in the event of such delay in Lessee's obligation to pay Base Rent and additional rent for the Premises, Lessee and Lessor shall execute and deliver an amendment to the Lease reflecting such delay. Landlord agrees to use reasonable diligence to complete all punch list work listed in the aforesaid architect's certificate promptly after substantial completion.

     6.   LESSEE DELAYS.  There shall be no extension of the scheduled
          --------------
commencement or expiration date of the term of the Lease (as otherwise permissibly extended under Paragraph 5 above) if the Work has not been substantially completed on said scheduled commencement date by reason of any delay attributable to Lessee ("Lessee Delays"), including without limitation:

          (i) the failure of Lessee to furnish all or any plans, drawings, specifications, finish details or the other information required under Paragraph 1 above on or before the date stated in Paragraph 1;

                                     -E-3-

          (ii) the failure of Lessee to grant approval of the Working Drawings within the time required under Paragraph 2 above;

          (iii) the failure of Lessee to comply with the requirements of Paragraph 4 above;

          (iv) Lessee's requirements for special work or material, finishes, or installations other than the Building Standards or Lessee's requirements for special construction staging or phasing;

          (v) the performance of any Additional Work (as defined in Paragraph 7 below) requested by Lessee or the performance of any work in the Premises by any person, firm or corporation employed by or on behalf of Lessee, or any failure to complete or delay in completion of such work; or

          (vi)   any other act or omission of Lessee.

     7.   ADDITIONAL WORK.  Upon Lessee's request and submission by Lessee (at
          ----------------
Lessee's sole cost and expense) of the necessary information and/or plans and specifications for work other than the Work described in the Working Drawings ("Additional Work") and the approval by Lessor of such Additional Work, which approval Lessor agrees shall not be unreasonably withheld, Lessor shall perform such Additional Work, at Lessee's sole cost and expense, subject, however, to the following provisions of this Paragraph 7. Prior to commencing any Additional Work requested by Lessee, Lessor shall submit to Lessee a written statement of the cost of such Additional Work, which cost shall include a fee payable to Lessor in the amount of 15% of the total cost of such Additional Work as compensation to Lessor for monitoring the Additional Work and for administration, overhead and field supervision associated with the Additional Work and an additional charge payable to Lessor in the amount of 5% of the total Cost of the Work as compensation for Lessor's general conditions (such fee and additional charge being hereinafter referred to collectively as "Lessor's Additional Compensation"), and, concurrently with such statement of cost, Lessor shall also submit to Lessee a proposed tenant extra order (the "TEO") for the Additional Work in the standard form then in use by Lessor. Lessee shall execute and deliver to Lessor such TEO and shall pay to Lessor the entire cost of the Additional Work, including Lessor's Additional Compensation (as reflected in Lessor's statement of such cost), within five (5) days after Lessor's submission of such statement and TEO of Lessee. If Lessee fails to execute or deliver such TEO or pay the entire cost of such Additional Work within such 5-day period, then Lessor shall not be obligated to do any of the Additional Work and may proceed to do only the Work, as specified in the Working Drawings.

     9.   LEASE PROVISION.  The terms and provisions of the Lease, insofar as
          ----------------
they are applicable to this Work Letter, are hereby incorporated herein by reference. All amounts payable by Lessee to Lessor hereunder shall be deemed to be additional Rent under the Lease and, upon

                                     -E-4-
any default in the payment of same, Lessor shall have all of the rights and remedies provided for in the Lease.

     10.  MISCELLANEOUS.

          (a) This Work Letter shall be governed by the laws of the state in which the Premises are located.

          (b) This Work Letter may not be amended except by a written instrument signed by the party or parties to be bound thereby.

          (c) Any person signing this Work Letter on behalf of Lessee warrants and represents he/she has authority to sign and deliver this Work Letter and bind Lessee.

          (d) Notices under this Work Letter shall be given in the same manner as under the Lease.

          (e)  The headings set forth herein are for convenience only.

          (f) This Work Letter set forth the entire agreement of Lessee and Lessor regarding the Work.

          (g) In the event that the final working drawings and specifications are included as part of the Initial Plan attached hereto, or in the event Lessor performs the Work without the necessity of preparing working drawings and specifications, then whenever the term "Working Drawings" is used in this Agreement, such term shall be deemed to refer to the Initial Plan and all supplemental plans and specifications approved by Lessor.

     11.  EXCULPATION OF LESSOR AND HEITMAN.  Notwithstanding anything to the
          ----------------------------------
contrary contained in this Work Letter, it is expressly understood and agreed by and between the parties hereto that:

          (a) The recourse of Lessee or its successors or assigns against Lessor with respect to the alleged breach by or on the part of Lessor of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents (collectively, "LESSOR'S LEASE UNDERTAKINGS") shall extend only to Lessor's interest in the real estate of which the premises demised under the Lease Documents are a part ("LESSOR'S REAL ESTATE") and not to any other assets of Lessor or its beneficiaries;

          (b) Neither Heitman Advisory Corporation, Heitman Properties Ltd. nor Heitman Properties of Louisiana Ltd. nor any of their respective directors, officers, employees or agents shall have any personal liability whatsoever with respect to any breach by Lessor of any of Lessor's Lease Undertakings; and

                                     -E-5-

          (c) Except to the extent of Lessor's interest in Lessor's Real Estate, no personal liability or personal responsibility of any sort with respect to any of Lessor's Lease Undertakings is assumed by, or shall at any time be asserted or enforceable against, Lessor, its beneficiaries, Heitman Advisory Corporation, Heitman Properties Ltd. or Heitman Properties of Louisiana Ltd., or against any of their respective directors, officers, employees, agents, constituent partners, beneficiaries, trustees or representatives.

     IN WITNESS WHEREOF, this Work Letter Agreement is executed as of the 28th
                                                                          ----
     day of April, 1993.
            -----------


WITNESSES:                              LESSEE:

                                        WIRE & CABLE SPECIALTIES CORP.
                                        OF GEORGIA

/s/ Judith E. Rush                      By:/s/ Paul R. Monahan
- -----------------------------------        -------------------------------------

/s/ [signature illegible]               Its: Vice President
- -----------------------------------          -----------------------------------

WITNESSES:                              LESSOR:

                                        Stephen Perlmutter, Howard J. Edelman,
                                        Herbert Kuehnle, Roger E. Smith, Marla
                                        Freeman, Daniel Poulin and Stuart Katz,
                                        not individually, but solely as co-
                                        trustees of SLIP Trust, a Louisiana
                                        trust

/s/ Mary Ann Moss                       By: /s/ [signature illegible]
- -----------------------------------         ------------------------------------

/s/ [signature illegible]
- -----------------------------------

/s/ [signature illegible]               By: /s/ Howard J. Edelman
- -----------------------------------         ------------------------------------

/s/ Jeannine M. Solkowski
- -----------------------------------

/s/ [signature illegible]               By: /s/ [signature illegible]
- -----------------------------------        -------------------------------------

/s/ [signature illegible]
- -----------------------------------

                                     -E-6-

                        RENEWAL AND AMENDMENT TO LEASE
                        ------------------------------

THIS RENEWAL AND AMENDMENT TO LEASE is made this 20th day of October, 1995, by BR/NO LA. Properties, LLC (hereinafter referred to as "Lessor"), and Wire & Cable Specialties Corp. of Georgia, with its principal offices at 5855 Peachtree Corners East, Norcross Georgia 30092, (hereinafter referred to as the "Lessee").

                                  WITNESSETH
                                  ----------

A. Lessor and Lessee hereby confirm and ratify, except as modified below, all of the terms and conditions and covenants in that certain written lease agreement dated April 28, 1993 between Lessor's predecessor and Lessee as amended by that certain Modification and Ratification of Lease dated July 30, 1993, (collectively, the "Lease") between Lessor's predecessor in interest and Lessee for the leasing of the following described property:

     Approximately 11,100 square feet of office/warehouse space (the "Leased Premises") located at 6565 Exchequer Drive, Baton Rouge, Louisiana 70809 (the "Building").

B. Lessee warrants that the Lessee has accepted and is now in possession of the Leased Premises and Lessor and Lessee warrant that the Lease is valid and presently in full force and effect. Lessee has accepted the Leased Premises in its present "as-is" condition.

C.   The Lease is hereby modified and amended as follows:

     1. Lessor and Lessee agree to extend the term of the Lease for three (3) years, (the "Renewal Term") so that the expiration date shall be changed from June 30, 1996 to June 30, 1999.

     2. Lessee hereby covenants and agrees to pay without demand during the Renewal Term hereof, to Lessor, in advance beginning on July 1, 1996, and on the first day of each and every month thereafter, a monthly Base Rent equal to $3,607.50 per month.

     3. Lessee and Lessor each warrants to the other that it has had no dealings with any broker or agent in connection with this Lease other than Sealy & Company, Inc. and covenants to pay, hold harmless and indemnify each other from and against any and all costs, expenses or liability for any compensation, commissions, and charges claimed by any other broker or agent (over than the broker named above) with respect to this Lease or the negotiation thereof with whom such indemnifying party had dealings.

     4. Lessor and Lessee agree that this Lease shall be amended to include the following renewal option:

          A. If at that time delivery of notice is required to exercise this option, and if at the time the subject renewal term is to commence, Lessee is not in default with respect to any terms and conditions contained in the lease, the Lessee, but not any assignee or sublessee, shall have an option to renew ("Second Renewal Option") this Lease for three (3) years ("Second Renewal Term") which shall commence on July 1, 1999 and expire on June 30, 2002, on the same terms and conditions as set forth herein, provided that Lessee give Lessor written notice six (6) months prior to the expiration of the then current term, except that the rental for the Second Renewal Term shall be based on the then prevailing rental rate for this property, but in no event shall the rental rate for the Second Renewal Term be less than the then adjusted rate during the last year of the prior term.

          For purposes of the preceding sentence, "prevailing rental rate" shall mean the total rental rate being quoted by landlord to third party tenants at the time of the relevant renewal for similar space, including all fixed and/or indexed rental adjustments and all rental adjustments for taxes and expenses for the leased premises, within the Building.

          B. In the event Lessee exercises the Second Renewal Option, Lessor and Lessee shall execute and deliver an amendment to this Lease reflecting the renewal of the Term of this Lease on the terms herein provided, which amendment shall be executed and delivered promptly after written notice is received.

          C. Lessee agrees to accept the Leased Premises in an "as-is" physical condition on the commencement date of the Second Renewal Term and Lessee shall not be entitled to any credit or allowance from Lessor for the improvement hereof or otherwise.

          D. The Second Renewal Option herein granted shall automatically terminate upon the earlier to occur of (i) expiration or termination of this Lease, (ii) the termination of Lessee's right to possession of the Leased Premises, (iii) the assignment of this Lease by Lessee or the sublease by Lessee of the Leased Premises, or any part thereof, (iv) the failure of Lessee to timely or properly exercise the Second Renewal Option.

WITNESSETH that the Lessor and Lessee agree and reaffirm that, except as otherwise specifically provided in the Renewal and Amendment to Lease, all other terms and conditions of the Lease remain in full force and effect.

WITNESSES:                             LESSEE:

                                       WIRE & CABLE SPECIALTIES CORP. OF GEORGIA

/s/ Judith E.Klug                      By:  /s/ Paul R. Monahan
- --------------------------------            ------------------------------------

/s/ [signature illegible]              Its: Vice President
- --------------------------------            ------------------------------------

WITNESSES:                         LESSOR:

_________________________          BR/NO LA. PROPERTIES, LLC

_________________________          By:   SPM Industrial, LLC
                                      -----------------------------

                                   Its:  Manager
                                       ----------------------------

                                             /s/ Mark P. Sealy
                                   --------------------------------
                                                 Mark P. Sealy
                                             Administrative Member